UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DIGITAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

April 1, 2015

DEAR STOCKHOLDER:

You are invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), to be held on Monday, May 11, 2015, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111.

The purposes of this year’s Annual Meeting are to:

(i)	consider and vote upon the election of Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Kevin J. Kennedy, William G. LaPerch, A. William Stein and Robert H. Zerbst as members of the Company’s Board of Directors, each to serve until the 2016 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;

(ii)	consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

(iii)	consider and vote upon the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan;

(iv)	consider and vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement; and

(v)	transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of 2015 Annual Meeting of Stockholders and Proxy Statement describe these matters. We urge you to read this information carefully.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you choose not to attend and vote at the Annual Meeting in person, you may authorize your proxy via the Internet, or if you are receiving a paper copy of the Proxy Statement, by telephone or by completing and mailing a proxy card. Authorizing your proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting. Please review the instructions contained in the Notice of Internet Availability of Proxy Materials regarding each of these options.

Sincerely,

A. William Stein
Chief Executive Officer and Chief Financial Officer

DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2015

TO THE STOCKHOLDERS OF DIGITAL REALTY TRUST, INC.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), will be held on Monday, May 11, 2015, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111, for the following purposes:

•

to consider and vote upon the election of Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Kevin J. Kennedy, William G. LaPerch, A. William Stein and Robert H. Zerbst as members of the Company’s Board of Directors (the “Board”), each to serve until the 2016 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;

•	to consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

•	to consider and vote upon the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan;

•

to consider and vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2015 Annual Meeting of Stockholders.

Your proxy to vote your shares at the Annual Meeting is solicited by the Board, which recommends that the Company’s stockholders vote:

•	FOR the election of the Board’s nominees named herein;

•	FOR ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

•	FOR the approval of the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan; and

•	FOR the resolution approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Please refer to the attached Proxy Statement, which forms a part of this Notice of 2015 Annual Meeting of Stockholders and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR VOTE IS IMPORTANT. If you are viewing the Proxy Statement on the Internet, you may authorize your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the Proxy Statement, you may authorize your proxy by completing and mailing the proxy card enclosed with the Proxy Statement, or you may authorize your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means shares held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to authorize your proxy by telephone or over the Internet. Authorizing a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting.

The Board has fixed the close of business on March 9, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement(s) or adjournment(s) thereof.

By Order of Our Board of Directors,

A. William Stein
Chief Executive Officer and Chief Financial Officer

San Francisco, California

April 1, 2015

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly authorizing your proxy via the Internet, by telephone or by mailing a proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States will be provided if you wish to authorize your proxy by mail. For specific instructions on authorizing a proxy, please refer to the instructions on the Notice of Internet Availability of Proxy Materials. Even if you have authorized your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

PROXY STATEMENT

i

DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), of proxies to be exercised at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 11, 2015, at 10:30 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of 2015 Annual Meeting of Stockholders. Proxies are solicited to give all stockholders of record at the close of business on March 9, 2015 (the “Record Date”) an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111.

Pursuant to the rules of the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (a “Notice”) to our stockholders of record, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. All stockholders will have the ability to access proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet on or about April 1, 2015 and to mail the Notice to all stockholders entitled to vote at the Annual Meeting on or about April 1, 2015. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, on or about April 1, 2015 or within three business days of such request.

Who Can Vote

You are entitled to vote if you were a stockholder of record of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as of the Record Date. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Quorum

A majority of the outstanding shares of Common Stock as of the Record Date represented in person or by proxy will constitute a quorum at the Annual Meeting. As of the Record Date, 135,792,364 shares of Common Stock were outstanding.

Voting of Shares

Stockholders of record as of the Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. If you choose not to attend the Annual Meeting, you may still authorize your proxy via the Internet, by telephone or by mailing a proxy card.

All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Proxy Card and Revocation of Proxy

If you sign a proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy:

•	FOR the election of all of the director nominees;

•	FOR ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

•	FOR the approval of the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan; and

•	FOR the resolution approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any postponement(s) or adjournment(s) thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

If you vote your shares by authorizing a proxy, you may revoke your proxy authorization at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending to the Company’s Secretary at the Company’s principal executive office at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, a written notice of revocation, or by delivering by mail, by telephone, via the Internet or in person a duly executed proxy bearing a later date, or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have or chooses not to exercise discretionary authority to vote the shares.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required for the election of each director nominee. For purposes of the election of directors, a majority of the votes cast means that the number of votes cast “for” a nominee for election as a director exceeds the number of votes cast “against” that nominee. For purposes of calculating votes cast in the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the election of the directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required for ratifying the selection of KPMG LLP as our independent registered public accounting firm. For purposes of the vote on ratifying the selection of KPMG LLP as our independent registered public accounting firm, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan. For purposes of the vote on the approval of the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to adopt a resolution approving, on a non-binding, advisory basis, the compensation of our named executive officers. For purposes of the vote on the resolution approving the compensation of our named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies. We may reimburse banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names for their expenses incurred in forwarding the solicitation materials to beneficial owners. Solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need proof of ownership of our Common Stock as of the Record Date. If you hold your shares in street name (such as through a bank, broker or other nominee), you should bring your statement showing your beneficial ownership of our Common Stock in order to be admitted to the meeting and you must obtain a proxy issued in your name from such bank, broker or other nominee if you wish to vote in person at the meeting.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

The Company’s principal executive office is located at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, our telephone number is (415) 738-6500 and our website is www.digitalrealty.com.* References herein to the “Company” refer to Digital Realty Trust, Inc. and its subsidiaries, unless the context otherwise requires.

The date of this Proxy Statement is April 1, 2015.

*	Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

ITEM 1.	ELECTION OF DIRECTORS

Under the Company’s charter and Fifth Amended and Restated Bylaws (the “Bylaws”), each member of the Board serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Vacancies on the Board may be filled only by individuals elected by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve for the remainder of the full term of the directorship and until such director’s successor is duly elected and qualifies, or until such director’s earlier death, resignation or removal.

Our Bylaws require that, in order to be elected in an uncontested election, a director receive a majority of votes cast by holders of the shares present in person or represented by proxy with respect to such director at a meeting at which a quorum is present. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes “against” that director. In a contested election (where a determination is made that the number of director nominees is expected to exceed the number of directors to be elected at a meeting), directors will be elected by a plurality of the votes cast, which means the seven nominees who receive the largest number of properly cast votes will be elected as directors.

Any director who fails to be elected by a majority vote shall tender his or her resignation to the Board, subject to acceptance. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualifies. The director who tenders his or her resignation will not participate in the Board’s decision regarding whether to accept or reject such director’s resignation.

Each share of Common Stock is entitled to one vote for each of the seven director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless instructed otherwise. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Ruann F. Ernst, Ph.D., a current director, has elected not to stand for re-election as a director at the Annual Meeting. Ms. Ernst’s term on the Board will expire at the Annual Meeting, and immediately prior to the Annual Meeting the size of the Board will be reduced to seven members.

Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Kevin J. Kennedy, William G. LaPerch, A. William Stein and Robert H. Zerbst are all of our nominees for election to the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as director has been furnished to the Company by the respective individuals.

Nominees for Election for a One-Year Term Expiring at the 2016 Annual Meeting

The following table sets forth the names and ages as of March 9, 2015 of the individuals who are our nominees for election as directors of the Company, all of whom are current directors of the Company:

Name	Age	Position	Director Since
Dennis E. Singleton	70	Director and Chairman of the Board	2004
A. William Stein	61	Director, Chief Executive Officer and Chief Financial Officer	2014
Laurence A. Chapman	65	Director	2004
Kathleen Earley	63	Director	2004
Kevin J. Kennedy	59	Director	2013
William G. LaPerch	59	Director	2013
Robert H. Zerbst	68	Director	2009

The following are biographical summaries for our nominees for election as directors of the Company:

Dennis E. Singleton has served as a director since 2004 and as our Chairman of the Board since 2012. Mr. Singleton is currently a member of our Nominating and Corporate Governance Committee. Mr. Singleton was a founding partner of Spieker Partners, the predecessor of Spieker Properties, Inc., one of the largest owners and operators of commercial property on the west coast prior to its $7.2 billion acquisition by Equity Office Properties Trust in 2001. Mr. Singleton served as Chief Financial Officer and Director of Spieker Properties, Inc. from 1993 to 1995, Chief Investment Officer and Director from 1995 to 1997 and Vice Chairman and Director from 1998 until his retirement in 2001. During his tenure, Mr. Singleton was involved in identifying and analyzing strategic portfolio acquisition and operating opportunities and oversaw the acquisition and development of more than 20 million square feet of commercial property. From 2001 to the present, Mr. Singleton has managed personal investments in real estate. Mr. Singleton is currently a member of the board of directors and serves on the audit and real estate committees of BRE Properties, Inc., which is listed on the New York Stock Exchange. Mr. Singleton received a Bachelor of Science degree from Lehigh University and a Master of Business Administration degree from Harvard Business School. Our Board selected Mr. Singleton to serve as a director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience with the acquisition, financing and operation of commercial property.

A. William Stein joined GI Partners as a consultant in April 2004 and has served as our Chief Executive Officer and as a director since November 2014. Mr. Stein has served as our Chief Financial Officer since July 2004. Previously, he also held the role of Chief Investment Officer from July 2004 until April 2014. Mr. Stein has over 32 years of investment, financial and operating management experience in both large company environments and small, rapidly growing companies. Prior to joining our Company, Mr. Stein provided turnaround management advice to both public and private companies. From 2000 to 2001, Mr. Stein served as Co-Head of VentureBank@PNC and Media and Communications Finance at The PNC Financial Services Group where he was responsible for directing the delivery of PNC’s products and services to VentureBank’s high technology and emerging growth client base. Before joining PNC, Mr. Stein was President and Chief Operating Officer of TriNet Corporate Realty Trust, a real estate investment trust, or REIT, that was acquired by Starwood Financial Trust (now called iStar Financial) in late 1999. Prior to being named President of TriNet, Mr. Stein was its Executive Vice President, Chief Financial Officer and Secretary. TriNet’s portfolio consisted of office, industrial and retail properties throughout the U.S. Before joining TriNet in 1995, Mr. Stein held a number of senior investment and financial management positions with Westinghouse Electric, Westinghouse Financial Services and Duquesne Light Company. Mr. Stein practiced law for eight years, specializing in financial transactions and litigation. Prior to August 2013, Mr. Stein was a member of the board of directors and served on the audit committee and the compensation committee of Wesdome Gold Mines LTD, a public company traded on the Toronto Stock Exchange. Mr. Stein received a Bachelor of Arts degree from Princeton University, a Juris Doctor degree from the University of Pittsburgh and a Master of Science degree with Distinction from the Graduate School of Industrial Administration at Carnegie Mellon University.

Laurence A. Chapman has served as a director since 2004. Mr. Chapman is currently Chair of our Audit Committee and a member of our Nominating and Corporate Governance Committee. Mr. Chapman served as Senior Vice President and Chief Financial Officer of Goodrich Corp. from 1999 until his retirement in 2000. Mr. Chapman served as Senior Vice President and Chief Financial Officer of Rohr, Inc., an aerospace company, from 1994 until 1999, when Rohr, Inc. merged with Goodrich Corp. His responsibilities at both companies included accounting, treasury, tax, insurance, investor relations, financial planning and information technology functions. Prior to his service at Rohr, Inc., Mr. Chapman was employed at Westinghouse Electric Corporation from 1981 through 1994. From 1991 through 1994, Mr. Chapman was the Vice President and Treasurer of Westinghouse Electric Corporation and, from 1988 through 1991, Mr. Chapman served as Chief Financial Officer of Westinghouse Credit Corp. and Westinghouse Financial Services Inc. His responsibilities included supervising corporate finance, cash and short-term funding, project finance, bank relations and international treasury. Mr. Chapman received a Bachelor of Commerce degree (Accounting and Finance) with Great Distinction from McGill University and a Master of Business Administration degree from Harvard Business School. He is a fellow of the Institute of Canadian Bankers. Our Board selected Mr. Chapman to serve as a director because it believes he possesses valuable financial and accounting expertise, including at companies with extensive real estate interests, and his extensive experience in his prior positions of Chief Financial Officer.

Kathleen Earley has served as a director since 2004. Ms. Earley is currently Chair of our Nominating and Corporate Governance Committee and a member of our Audit Committee and Compensation Committee. Ms. Earley is the former President and Chief Operating Officer of TriZetto Group, Inc. where she worked from November 2004 until she retired in September 2008 when it was sold to Apax Partners, a private equity firm. From 1994 through September 2001, Ms. Earley was employed at AT&T Corporation. While at AT&T Corporation, Ms. Earley served as Senior Vice President of Enterprise Networking and Chief Marketing Officer, where she oversaw all AT&T Corporation business-related brand, image and advertising and marketing strategy. One of Ms. Earley’s largest contributions was as President of AT&T Data & Internet Services, a business unit that provided Internet Protocol (IP), web hosting, data and managed network services. Under her leadership, AT&T’s network became one of the largest Internet backbones in the industry. Prior to joining AT&T Corporation, Ms. Earley was employed by IBM Corporation for 17 years with positions in sales, marketing, planning and strategy development. Ms. Earley previously served on the board of directors of a privately-held company, Gateway EDI, as well as on the boards of Switch & Data Facilities Company and Vignette Corp. prior to their sale. Ms. Earley received a Bachelor of Science degree in Accounting and a Master of Business Administration degree, both from the University of California, Berkeley. Our Board selected Ms. Earley to serve as a director because it believes she possesses valuable expertise in the data communications, hosting and colocation industries, as well as in strategic planning and operations, including extensive experience with sales, marketing and technology-related operations.

Kevin J. Kennedy has served as a director since 2013. Mr. Kennedy is currently a member of our Compensation Committee. Mr. Kennedy has been President, Chief Executive Officer and a member of the board of directors of Avaya Inc., a global provider of real-time business collaboration and communications solutions, since December 2008. Previously, Mr. Kennedy served as Chief Executive Officer of JDS Uniphase Corporation, a provider of optical communications products, from September 2003 to December 2008, as President from March 2004 to December 2008 and as a member of the board of directors from November 2001 to August 2012, including as Vice Chairman of the board of directors from December 2008 to August 2012. Prior to joining JDS Uniphase Corporation, Mr. Kennedy held product development and operations positions with Openwave Systems, Inc., Cisco Systems, Inc. and AT&T Corporation. Mr. Kennedy is a member the board of directors and serves on the compensation committee of KLA-Tencor Corporation, a supplier of process control and yield management solutions for the semiconductor industry, which is listed on The NASDAQ Stock Market LLC. Since 2007, Mr. Kennedy has also served on the board of directors of the Canary Foundation, a non-profit organization. Mr. Kennedy previously served on the boards of directors of Rambus Inc., a developer of high-speed chip-to-chip interface technology, from 2003 to 2008, and Polycom Inc., a provider of telepresence, voice and video conferencing solution, from 2008 to 2009. Mr. Kennedy is also currently a Presidential Advisory Member of the National Security Telecommunications Advisory Committee. Mr. Kennedy received a Bachelor of Science in Mechanical Engineering degree from Lehigh University and a Master of Science, Master of Philosophy and Ph.D. degrees from Rutgers University. Our Board selected Mr. Kennedy to serve as a director because it believes he possesses valuable expertise in the communications and technology industries, including extensive experience working with and leading public companies in these industries, as well as his experience on the boards of directors of public companies.

William G. LaPerch has served as a director since 2013. Mr. LaPerch is currently a member of our Audit Committee. Previously, from January 2004 to July 2012, Mr. LaPerch was Chief Executive Officer, President and a member of the board of directors at AboveNet, Inc., a provider of bandwidth infrastructure services. Prior to AboveNet, Inc., Mr. LaPerch served as President, Network Services from 2001 to 2003 and as President, Enterprise Services from 2000 to 2001 of Metromedia Fiber Network, a provider of metro fiber services. From 1989 to 2000, Mr. LaPerch held various operations and engineering positions at MCI Worldcom, Inc., a global communications company, including most recently as Vice President, Network Services. Prior to joining MCI Worldcom, Inc., Mr. LaPerch held sales and operations positions with NYNEX Corporation, a communications company. Mr. LaPerch is a member of the board of directors and serves on the audit, compensation and nominating and governance committees of Imation Corp., a global scalable storage and data security company, which is listed on the New York Stock Exchange. He is also a member of the board of directors and serves on the compensation and nominating and governance committees of Windstream Holdings, Inc., the parent company of Windstream Corporation, a provider of advanced network communications and technology solutions, which is listed on the Nasdaq Global Select Market. Mr. LaPerch also serves on the board of directors of FirstLight Fiber, Cross River Fiber and Global Capacity, each a privately held company. Mr. LaPerch is a graduate of the U.S. Military Academy at West Point and received a Master of Business Administration degree from Columbia University. Our Board selected Mr. LaPerch to serve as a director because it believes he possesses valuable expertise in the bandwidth, colocation, interconnection and communications industries, including extensive experience working with and leading public companies in these industries.

Robert H. Zerbst has served as a director since October 2009. Mr. Zerbst is currently Chair of our Compensation Committee and a member of our Nominating and Corporate Governance Committee. Mr. Zerbst is currently a private real estate investor. Mr. Zerbst joined CBRE Global Investors (formerly CB Richard Ellis Investors) as President in 1997, and served as Chief Executive Officer from 1998 through 2007, Chairman during 2007 and 2008 and Special Advisor to the Chief Executive Officer from 2009 to 2010. In 1981, Mr. Zerbst founded and served as Chief Executive Officer of Piedmont Realty Advisors, a San Francisco-based real estate investment manager. In 1991, Piedmont merged with The RREEF Funds. While a partner at RREEF, Mr. Zerbst was responsible for all investments in the western United States and opportunistic investments nationally. In 2013, Mr. Zerbst joined the board of directors and currently serves as a member of the audit committee and nominating and corporate governance committee of HF2 Financial Management, Inc. (NASDAQ: HTWO). Mr. Zerbst was the Chairman and member of the audit and compensation committees of the board of directors of CBRE Realty Trust, a public company, from 2004 through 2009. He also serves as chairman of Overseas Investor Services, LLC, a privately held investment management firm, and chairman of the advisory board of Chenco Holdings Co., a privately held real estate investment company. Mr. Zerbst is past Chairman of the National Association of Real Estate Investment Managers (NAREIM), past board member of the National Council of Real Estate Investment Fiduciaries (NCREIF), a member of The Asia Society, Northern California Council of Foreign Affairs and the Policy Advisory Board of the Fisher Center at the Haas School of Business, University of California, Berkeley and a Trustee of the San Francisco Conservatory of Music. Mr. Zerbst received a Bachelor of Arts degree from Miami University and a Master of Arts in Economics, Master of Business Administration and Ph.D. degrees in Finance and Real Estate Economics from The Ohio State University. He has also earned the CRE and MAI professional designations. Our Board selected Mr. Zerbst to serve as a director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience with real estate acquisition and investment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. SINGLETON, CHAPMAN, KENNEDY, LAPERCH, STEIN AND ZERBST AND MS. EARLEY TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2016 ANNUAL MEETING AND UNTIL A SUCCESSOR FOR EACH IS DULY ELECTED AND QUALIFIES.

Executive Officers

The following table sets forth the names, ages as of March 9, 2015 and positions of our current executive officers (the “executive officers”):

Name	Age	Position	Officer Since
A. William Stein	61	Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer)	2004
Scott E. Peterson	53	Chief Investment Officer	2004
Matthew J. Miszewski	44	Senior Vice President, Global Sales and Marketing	2013
Bernard Geoghegan	53	Managing Director, EMEA and Asia Pacific	2013
Ellen Jacobs	61	Senior Vice President, Corporate Services and Human Resources	2007
Joshua A. Mills	43	Senior Vice President, General Counsel and Secretary	2005
Edward F. Sham	55	Senior Vice President, Controller	2005
James M. Smith	46	Chief Technology Officer	2007

The following are biographical summaries for our executive officers:

Scott E. Peterson is our Chief Investment Officer responsible for investment activities and has served in such role since April 2014. Previously, Mr. Peterson served as our Chief Acquisitions Officer since November 2010. Prior to this role, Mr. Peterson served as our Senior Vice President, Acquisitions since October 2004. Mr. Peterson was a managing director of GI Partners from August 2002 until October 2004. While at GI Partners, Mr. Peterson was responsible for property acquisitions with an emphasis on technical properties. Mr. Peterson has over 27 years of real estate experience and, prior to joining GI Partners, was a Senior Vice President with GIC Real Estate, the real estate investment entity for the Government of Singapore Investment Corporation, from May 1994 to August 2002. Previously, Mr. Peterson was active in investments, development and asset management with LaSalle Partners, a real estate services company, and Trammell Crow Company, a real estate developer. Mr. Peterson received a Bachelor of Arts degree from Northwestern University and a Master of Business Administration degree from Northwestern University.

Matthew J. Miszewski has served as our Senior Vice President of Global Sales and Marketing since January 2013, and is responsible for overseeing the Company’s sales and leasing efforts as well as marketing activities globally. From January 2011 until joining the Company, Mr. Miszewski was Senior Vice President, Enterprise Sales and the Global Public Sector, at Salesforce.com, an enterprise cloud computing company. Prior to this role, Mr. Miszewski also served as General Manager, Worldwide Government at Microsoft from April 2007 to December 2010, where he managed the firm’s Global Public Sector business unit. Previously, Mr. Miszewski worked as Chief Information Officer for the State of Wisconsin, President of an IT consulting firm and partner in a law firm. Mr. Miszewski received a Bachelor of Arts degree from Marquette University and a Juris Doctor degree from the University of Wisconsin Law School.

Bernard Geoghegan is our Managing Director, EMEA and Asia Pacific, and has been responsible for managing our operations and corporate activities in the EMEA and Asia Pacific regions, since April 2013 and September 2014, respectively. Previously, Mr. Geoghegan served as Senior Vice President of International Operations at the Company from October 2008 through December 2010 after joining the Company in 2006 as Vice President, Europe. From January 2011 to March 2013, Mr. Geoghegan served as executive vice president of Colt Data Centre Services, a modular data center provider. Mr. Geoghegan is a veteran of the IT industry with over 25 years’ experience in the sector. Prior to joining the Company in 2006, Mr. Geoghegan was the chief executive officer of Servecentric Ltd., a provider of co-location and premium managed services to the Irish market. Previously, Mr. Geoghegan has held senior operations and IT roles at Worldport and Xerox Europe and various IT management and software development roles with Pioneer Investments, Informix Software Inc., Digital Equipment Corporation and Ashton-Tate. Mr. Geoghegan received a Bachelor of Science degree from University College Dublin in Ireland.

Ellen Jacobs has served as our Senior Vice President of Corporate Services and Human Resources since December 2010 and is responsible for the Company’s human resource and enterprise technology functions. She joined the Company in January 2007 as Vice President of Corporate Services and Human Resources. Prior to joining the Company, Ms. Jacobs held various Vice President of Human Resource positions at Charles Schwab, Advanced Micro Devices, and Continental Grain Company. Previously, Ms. Jacobs spent 15 years as a grain trader with Continental Grain, Central Soya and Cargill, Inc. Ms. Jacobs received a Bachelor of Science degree in Business from the University of Colorado—Boulder and a Master of Business Administration degree from the Kellogg School of Management, Northwestern University.

Joshua A. Mills has served as our Senior Vice President and General Counsel since December 2010 and has served as our Secretary since February 2015. Mr. Mills joined the Company in April 2005 as General Counsel. Prior to joining the Company, Mr. Mills was a corporate attorney with Latham & Watkins LLP where his practice included mergers and acquisitions, corporate finance and venture capital financing transactions as well as general company representation. Prior to joining Latham & Watkins, Mr. Mills served as Associate General Counsel for McAfee.com Corporation and as an associate with Shearman & Sterling, LLP. Mr. Mills received a Bachelor of Arts degree from the University of Washington and a Juris Doctor degree from the University of California, Hastings College of the Law.

Edward F. Sham has served as our Senior Vice President and Controller since December 2010. He joined the Company in September 2005 as Vice President and Controller, in which position he served until November 2010. With more than 20 years’ experience in accounting and real estate, Mr. Sham held positions as Vice President & Controller of Catellus Development Corporation, now part of ProLogis; Controller of Bay Apartment REIT, now Avalon Bay; and Portfolio Controller of O’Connor Realty Advisors. In addition, Mr. Sham was a certified public accountant with Ernst & Young LLP in their real estate group for seven years. Mr. Sham received a Bachelor of Science degree from San Francisco State University and is a member of AICPA and California CPA society.

James M. Smith has served as our Chief Technology Officer since January 2008 and leads our Portfolio Operations Group, which includes global property operations, technical operations, customer service, security and data center services functions. Previously, Mr. Smith was responsible for overseeing data center development, power procurement and energy management. Mr. Smith joined the Company in November 2004 as Engineering Director. Thereafter, Mr. Smith served as Vice President, Engineering from January 2007 to December 2007. Mr. Smith has over 13 years of data center development experience, including as Chief Technical Officer at Colo.com, Founder and General Manager of ATMnet, which was acquired by Verio in 1997, and General Manager at 360networks. Mr. Smith received a Bachelor of Science degree in Chemistry from Fort Lewis College and a Master of Business Administration degree from London Business School.

Board Governance Documents

The Board maintains charters for all its committees. In addition, the Board has adopted a written set of Corporate Governance Guidelines, as well as a Code of Business Conduct and Ethics that applies to the Company’s employees, officers and directors, including our principal executive officer and principal financial officer. To view the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, Corporate Governance Guidelines and Code of Business Conduct and Ethics, please visit our website at www.digitalrealty.com. Each of these documents is also available, free of charge, in print to any stockholder who sends a written request to such effect to Joshua A. Mills, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Independent Directors

New York Stock Exchange (“NYSE”) listing standards require NYSE-listed companies to have a majority of independent board members and an audit committee, compensation committee and nominating and corporate governance committee each composed solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of such company affirmatively determines that the director has no material relationship with such company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

In addition, the NYSE listing standards provide that a director is not independent if:

(i) the director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer of the listed company;

(ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(iii) (A) the director is a current partner or employee of a firm that is the company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the listed company’s audit within that time;

(iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The Board by resolution has affirmatively determined that, based on the standards set forth in the NYSE rules and our corporate governance documents, all nominees for election to the Board at the Annual Meeting are independent (the “Independent Directors”).

Board Meetings

The Board held 15 meetings and the Independent Directors met in executive session four times during 2014. During 2014 Mr. Singleton, as the Chairman of the Board, has served as the presiding director of the executive sessions of the Independent Directors. The number of meetings for each Board committee is set forth below under the heading “—Board Committees.” During the year ended December 31, 2014, each of the directors attended at least 75% of the total number of meetings of the Board and of the committees on which he or she served, with the exception of Mr. Foust, our former Chief Executive Officer and former member of the Board. All of the then-current directors attended the 2014 Annual Meeting, and the Board expects all current directors standing for re-election to the Board to attend the 2015 Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board and executive sessions of the Independent Directors. This separation of the roles of Chairman and Chief Executive Officer also allows for greater oversight of the Company by the Board. The Board has determined that our Board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company, and the skills and experience of Mr. Singleton.

Board Committees

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The function of the Audit Committee is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, engagement, compensation, and independence of the registered public accounting firm that audits the Company’s financial statements (the “independent auditor”); and (iv) the performance of the Company’s internal audit function and independent auditor. The Audit Committee also prepares the disclosure required by federal securities laws to be included in the Company’s annual Proxy Statement. The Audit Committee is directly responsible and has sole authority for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. In addition, the Audit Committee is responsible for reviewing, at least annually, the independence, performance, qualifications and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel; and oversight of the annual audit, quarterly review, and internal audit.

The Audit Committee carries out its responsibilities in accordance with the terms of our Audit Committee Charter, which is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Chapman is Chair and Ms. Earley, Ms. Ernst and Mr. LaPerch are members of the Audit Committee. Ms. Ernst has elected not to stand for re-election as a director at the Annual Meeting and her term on the Board, and the Audit Committee, will expire at the Annual Meeting. The Board has determined that Mr. Chapman is an “audit committee financial expert” as defined by the SEC. The Audit Committee meets the NYSE composition requirements, including the requirements dealing with financial literacy and financial sophistication. The Audit Committee is composed of Independent Directors under the current NYSE listing standards. Such directors also satisfy the independence requirements of Section 10A-3(m) of the Exchange Act and Rule 10A-3(b)(i). During 2014, the Audit Committee met four times.

Before the Company’s independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee is required to pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. The Audit Committee delegated the authority to grant pre-approvals to Mr. Chapman, the Chair of the Audit Committee.

Information regarding the specific functions performed by the Audit Committee is set forth below in “Audit Matters—Audit Committee Report.”

Compensation Committee

We have a standing Compensation Committee, whose function is to discharge or assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, including by designing, approving, recommending to the Board for approval, implementing, administering, managing and evaluating the compensation plans, policies and programs of the Company. The Compensation Committee also prepares the disclosure required by federal securities laws to be included in the Company’s annual Proxy Statement. The Compensation Committee reviews and approves the compensation for our named executive officers and reviews compensation for all other executive officers, administers the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan, as amended (the “2014 Plan”), which replaced the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended (the “2004 Plan”), and any other incentive compensation programs.

Our Compensation Committee Charter is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Zerbst is Chair and Ms. Earley, Ms. Ernst and Mr. Kennedy are members of the Compensation Committee. Ms. Ernst has elected not to stand for re-election as a director at the Annual Meeting and her term on the Board, and the Compensation Committee, will expire at the Annual Meeting. All members of the Compensation Committee are Independent Directors. The Board by resolution also affirmatively determined that none of the members of our Compensation Committee had any relationship to the Company which was material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Such directors also satisfy the independence requirements of Section 10C(a) of the Exchange Act and Rule 10C-1(b)(1). During 2014, the Compensation Committee met eight times.

The Compensation Committee exercises all powers delegated to it by the Board related to compensation matters, including approval of incentive compensation and oversight of benefit plans for employees of the Company. The Compensation Committee has authority to grant awards under our 2014 Plan. The Compensation Committee is primarily responsible for determining cash and non-cash compensation for our Chief Executive Officer, Chief Financial Officer and other named executive officers.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, except for:

•	the review and approval of compensation for our Chief Executive Officer, Chief Financial Officer and all other named executive officers;

•

the recommendations to the Board with respect to non-CEO compensation, incentive compensation plans and equity-based plans and the review and approval of all officers’ employment agreements and severance arrangements;

•	the management and review of all annual bonus, long-term incentive compensation, equity compensation and employee benefit plans; and

•

any matters that involve executive compensation or any matters where the Compensation Committee has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), by virtue of being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

To aid the Compensation Committee in making its determinations, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. Each named executive officer participates in an annual performance review either with the Compensation Committee, with input from the Board, in the case of our Chief Executive Officer, or with our Chief Executive Officer, in the case of all other named executive officers, to obtain input about their contributions to our success for the period being assessed. The performance of our named executive officers is also reviewed annually by the Compensation Committee.

For 2014, the Compensation Committee retained the services of FPL Associates L.P. (“FPL”) to serve as the Compensation Committee’s independent compensation consultant. FPL was engaged to assist the Compensation

Committee with a variety of tasks, which included among other things, conducting and presenting the annual review of the total compensation packages for our executive officers, including base salary, cash bonuses, long-term incentives and total direct compensation; reviewing market data on compensation; performing equity dilution and overhang analysis; reviewing and assessing the long-term incentives currently provided to executives and future awards; aligning and testing performance-related pay; reviewing non-employee directors’ compensation; and understanding market trends. The Compensation Committee assessed the independence of FPL pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2014 that would prevent FPL from serving as an independent consultant to the Compensation Committee.

Nominating and Corporate Governance Committee

We have a standing Nominating and Corporate Governance Committee, whose function is to assist the Board in discharging the Board’s responsibilities regarding (i) the identification of qualified candidates to become Board members; (ii) the selection of nominees for election as directors; (iii) the selection of candidates to fill any vacancies on the Board; (iv) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company; and (v) oversight of the evaluation of the Board and management.

Our Nominating and Corporate Governance Committee Charter is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Ms. Earley is Chair and Mr. Chapman, Mr. Singleton and Mr. Zerbst are members of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are Independent Directors. During 2014, the Nominating and Corporate Governance Committee met three times. Further information regarding the Nominating and Corporate Governance Committee is set forth below in “—Qualifications of Director Nominees,” “—Nominating and Corporate Governance Committee’s Process for Considering Director Nominees” and “—Manner by which Stockholders May Recommend Director Nominees.”

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not set forth minimum qualifications for Board nominees. Pursuant to its charter, in identifying candidates to recommend for election to the Board, the Nominating and Corporate Governance Committee considers the following criteria:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate governance including as an officer, board member or senior executive or as a former officer, board member or senior executive of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(iii)	experience as a board member of another publicly held company;

(iv)	academic, executive and/or operational expertise in an area of the Company’s industry or operations;

(v)	practical and mature business judgment, including ability to make independent analytical inquiries; and

(vi)	ability to work as part of a team.

While the Nominating and Governance Committee does not have a formal policy regarding diversity, the Company’s Corporate Governance Guidelines state that each individual nominee is evaluated in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Committee considers diversity of the Board in identifying director nominees, including diversity in experience, professional background, areas of expertise and industries of the candidate.

Nominating and Corporate Governance Committee’s Process for Considering Director Nominees

The Nominating and Corporate Governance Committee, at least annually, evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee recommends to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above in “—Qualifications of Director Nominees.”

The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the director nominees to be elected (for example, pursuant to rights contained in the Articles Supplementary of each class of our outstanding preferred stock, voting together, to elect two directors upon a dividend default), then the nomination or election of such directors will be governed by such requirements. Additionally, recommendations received from stockholders will be considered and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.

Manner by which Stockholders May Recommend Director Nominees

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. All recommendations must be directed to Kathleen Earley, Chair of the Nominating and Corporate Governance Committee, care of Joshua A. Mills, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, California 94111. Recommendations for director nominees to be considered at the 2016 Annual Meeting must be received in writing not later than 5:00 p.m., Pacific Time, on December 3, 2015 and not earlier than November 3, 2015. In the event that the date of the 2016 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2015 Annual Meeting, notice by the stockholder must be received not earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Each stockholder recommending a person as a director candidate must provide the Company with the information specified in our Bylaws, as described under “Other Matters—Stockholder Proposals and Nominations” below. The recommending stockholder must also provide supplemental information that the Nominating and Corporate Governance Committee may request to determine whether the proposed nominee (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director and (iii) satisfies the standards for our directors set forth above in “—Qualifications of Director Nominees.” Further, the proposed nominee must make himself or herself reasonably available to be interviewed by the Nominating and Corporate Governance Committee. Please refer to “Other Matters—Stockholder Proposals and Nominations” below for further information. The Nominating and Corporate Governance Committee will consider all recommended director candidates submitted to it in accordance with these established procedures, though it will only recommend to the Board as potential nominees those candidates it believes are most qualified. However, the Nominating and Corporate Governance Committee will not consider any director candidate if the candidate’s candidacy or, if elected, Board membership, would violate controlling state law or federal law.

Strategy Committee

Prior to its dissolution by the Board in February 2015, we had a Strategy Committee, whose function was to assist the Board with its oversight responsibilities regarding the development and implementation of the

Company’s corporate strategy. Prior to such dissolution, Ms. Ernst was Chair and Mr. Kennedy and Mr. LaPerch were members of the Strategy Committee. During 2014, the Strategy Committee met six times.

Board’s Role in Oversight of Risk

The Board has an active role in overseeing management of the Company’s risks, and the Company’s management provides it with a regular report highlighting its assessments and recommendations. The Board regularly reviews information from members of senior management regarding the Company’s financial performance, balance sheet, credit profile and liquidity, as well as the risks associated with each. The Board also receives reports from members of management on areas of material risk to the Company, including operational, financial, legal, regulatory, cybersecurity and strategic risks. The Compensation Committee of the Board assesses and monitors risks relating to the Company’s executive officer and employee compensation policies and practices. The Audit Committee of the Board oversees management of financial reporting and internal controls risks. The Nominating and Corporate Governance Committee of the Board is responsible for overseeing the management of risks associated with the independence of the Board.

Stockholder and Interested Party Communications with the Board

Stockholders and interested parties may send correspondence directed to the Board, care of Joshua A. Mills, Senior Vice President, General Counsel and Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111. Mr. Mills will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Mills will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Mills will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management and Independent Directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

ITEM 2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since the Company’s inception in 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFYING THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

ITEM 3.	DIGITAL REALTY TRUST, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”). Our Board adopted the ESPP on February 25, 2015, subject to stockholder approval. The ESPP will become effective on the date of the Annual Meeting, subject to approval by our stockholders. The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

The purpose of the ESPP is to provide our employees the opportunity to purchase our common stock through accumulated payroll deductions. We believe that the ESPP is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company. If the ESPP is approved by our stockholders, the first offering period under the ESPP will begin on September 1, 2015, or such later date as may be determined by the administrator of the plan.

Summary of the ESPP

A summary of the principal features of the ESPP is set forth below and qualified by reference to the full text of the ESPP, which is attached to this proxy statement as Appendix A.

Administration. The ESPP will be administered by our Compensation Committee, which, unless otherwise determined by the Board, will consist solely of two members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the applicable exchange rules. The plan administrator has broad authority to construe the ESPP and to make determinations with respect to the terms and conditions of each offering period under the ESPP, awards, designated subsidiaries and other matters pertaining to plan administration.

Common Stock Reserved for Issuance under the ESPP. The maximum number of shares of common stock available for sale under the ESPP equals the sum of: (i) 1,356,278 shares and (ii) an annual increase on the first day of each year beginning in 2016 and ending in 2025, equal to the lesser of (A) 1% of the shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as may be determined by the Board; provided that no more than 4,407,905 shares may be issued under the ESPP. The common stock made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP.

Eligible Employees. Our employees and employees of our participating subsidiaries are eligible to participate in the ESPP. Participating subsidiaries include all of our US subsidiaries and those non-US subsidiaries designated by the plan administrator. The plan administrator has discretion to terminate the designation of a subsidiary as a participating subsidiary in the ESPP from time to time. As of the date of adoption of the ESPP, approximately 858 employees of our company or our participating subsidiaries were eligible to participate in the ESPP, and the Company had not designated any non-US subsidiaries as participating subsidiaries in the ESPP.

Participation. Under the terms of the ESPP, eligible employees may generally elect to contribute and apply to the purchase of shares of common stock between 1% and 15% of their base pay during an offering period, provided that employees may not contribute more than $25,000 per calendar year. Options granted under the ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period, and any such funds that are not used to purchase shares will be returned to the employee. In addition, no individual participant may purchase more than 2,400 shares of common stock during any offering period or more than 600 shares of common stock during any purchase period. Participation in the ESPP is voluntary.

Offering and Purchase Periods. Under the ESPP, employees are offered the option to purchase shares of common stock at a discount to fair market value during offering periods designated by the plan administrator. The initial offering period will commence on September 1, 2015 (or such later date as may be determined by the plan administrator) and end on August 31, 2017, and the subsequent offering periods will be successive twenty-four month periods commencing on each September 1 and each March 1 to occur following the commencement of the initial offering period. Each offering period will consist of four six-month purchase periods. Unless otherwise determined by the administrator, the six-month purchase periods will (i) commence on March 1 and end on August 31 and (ii) commence on September 1 and end on February 28 or, if applicable, February 29. Eligible employees may not participate in more than one offering period at a time, and no eligible employee participating in an offering period may participate in any subsequent offering period that commences prior to the completion of the former offering period.

Share Purchases. Shares are purchased on each exercise date occurring during an offering period. The exercise dates for each offering period will be the last trading day of each of the four purchase periods occurring such the offering period. The exercise price will be 85% of the fair market value of our common stock on either the grant date or the exercise date, whichever is lower. The grant date is the first trading day of an offering period. On March 27, 2015, the last practicable date prior to the filing of this Proxy Statement, the closing price of our common stock on the New York Stock Exchange was $65.73 per share.

Unless a participant has previously canceled his or her participation in the ESPP and elected to withdraw all of the funds then credited to his or her ESPP account or the participant’s employment terminates prior to the exercise date, an amount equal to the amount credited to his or her ESPP account will be used to purchase the maximum number of whole shares of common stock that can be purchased based on the amount credited to such participant’s account on the exercise date, subject to individual and aggregate share limitations under the applicable offering and purchase periods established by the plan administrator. No fractional shares will be issued.

A participant may cancel his or her payroll deduction authorization and elect to withdraw from the ESPP by delivering written notice of such election to the Company. Upon cancellation, the participant may elect either to withdraw all of the funds then credited to his or her ESPP account and withdraw from the ESPP or have the balance of his or her account applied to the purchase of whole shares of common stock that can be purchased for the offering period in which his or her cancellation is effective (with any remaining ESPP account balance returned to the participant). A participant who ceases contributions to the ESPP during any offering period shall not be permitted resume contributions to the ESPP during the same offering period.

Termination of Eligibility and Transferability. If a participant ceases to be an eligible employee for any reason during an offering period, he or she will be deemed to have elected to withdraw from the ESPP and any amounts credited to the participant’s ESPP account will be returned to the participant or the participant’s beneficiary in the event of his or her death. Options granted under the ESPP are not transferable other than by will or the laws of descent and distribution and are exercisable only by the participant during the participant’s lifetime.

Adjustments. In the event of any stock dividend, stock split, combination or reclassification of shares or any other increase or decrease in the number of shares of common stock effected without receipt of consideration, the plan administrator has broad discretion to equitably adjust the number of shares authorized for issuance and awards under the ESPP to prevent the dilution or enlargement of benefits under outstanding awards as a result of such transaction.

In the event of a proposed liquidation or dissolution of the Company, the offering period then in progress will be shortened by setting a new exercise date to occur prior to the consummation of the proposed liquidation or dissolution and will terminate immediately prior to such consummation.

In the event of a proposed merger or asset sale, each outstanding option will be assumed or substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute the options, any offering periods then in progress will be shortened by setting a new exercise date to occur prior to the date of the proposed sale or merger.

Insufficient Shares. If the total number of shares of common stock which are to be purchased under outstanding options on any particular date exceed the number of shares then available for issuance under the

ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the ESPP, no further offering periods will take place. In this event, excess payroll deductions will be refunded to participants.

Amendment or Termination of the ESPP. The Board has the right to amend, suspend or terminate the ESPP at any time and from time to time to the extent that it deems advisable. However, without the approval of the Company’s stockholders within 12 months before or after action by the Board, the Board may not amend the ESPP to increase the maximum number of shares that may be purchased under the ESPP or in any other manner that requires the approval of the Company’s stockholders under applicable law or applicable stock exchange rules or regulations. The plan administrator may also modify or amend the ESPP to reduce or eliminate any unfavorable financial accounting consequences that may result from the ongoing operation of the ESPP. Unless earlier terminated, the ESPP will terminate upon the expiration of the purchase period during which the tenth anniversary of the date of the ESPP’s initial approval by stockholders occurs (the “expiration date”). The purchase period during which the expiration date occurs will continue in effect until such purchase period expires, but no new offering periods or purchase periods will commence on or following the expiration date.

Additional REIT Restrictions. The ESPP provides that no participant will be granted, and with respect to any option granted under the ESPP, such option will not be exercised, exercisable or settled to the extent that such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

U.S. Federal Income Tax Consequences

The ESPP is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code . Accordingly, certain tax benefits available to participants in a Section 423 plan are not available under our ESPP.

For federal income tax purposes, a participant generally will not recognize taxable income on the grant of an option under the ESPP, nor will the Company be entitled to any deduction at that time. Upon the exercise of an ESPP option, a participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the difference between the fair market value of the shares of common stock on the exercise date and the purchase price paid for the shares. A participant’s basis in shares of common stock received on exercise, for purposes of determining the participant’s gain or loss on subsequent disposition of such shares of common stock, generally, will be the fair market value of the shares of common stock on the date the participant exercises his or her option.

Upon the subsequent sale of the shares acquired upon the exercise of an ESPP option, the participant will recognize capital gain or loss (long-term or short-term, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them).

The above is a general summary under current law of the material federal income tax consequences to an employee who participates in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary above does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. Further, this summarized tax information is not tax advice and a participant in the ESPP should rely on the advice of his or her legal and tax advisors.

New Plan Benefits

Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ESPP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DIGITAL REALTY TRUST, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 9, 2015, the beneficial ownership of shares of our Common Stock and shares of Common Stock into which units of limited partnership (“units”) in Digital Realty Trust, L.P., a Maryland limited partnership (our “operating partnership” or the “operating partnership”), of which we are the sole general partner, are exchangeable for (i) each person who is the beneficial owner of 5% or more of the outstanding Common Stock and units, (ii) directors, nominees and named executive officers and (iii) all directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock and units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person holds shares of Common Stock as opposed to units is set forth in the footnotes below. Unless otherwise indicated, the address of each named person is care of Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned		Percent of All Shares(1)	Percent of All Shares and Units(2)
5% Stockholders:
The Vanguard Group, Inc.(3)	18,645,315		13.7%	13.5%
FMR LLC(4)	13,994,814		10.3%	10.1%
BlackRock, Inc.(5)	10,933,302		8.1%	7.9%
Vanguard Specialized Funds — Vanguard REIT Index Fund(6)	10,058,312		7.4%	7.3%
Capital World Investors(7)	7,363,300		5.4%	5.3%
Named Executive Officers and Directors:
Dennis E. Singleton(8)	29,327		*	*
A. William Stein(9)	113,200		*	*
Laurence A. Chapman(10)	87,294		*	*
Kathleen Earley(11)	20,187		*	*
Ruann F. Ernst(12)	10,640		*	*
Kevin J. Kennedy(13)	3,974		*	*
William G. LaPerch(14)	6,005		*	*
Robert H. Zerbst(15)	8,260		*	*
Michael F. Foust(16)		(16)	*	*
Scott E. Peterson(17)	73,530		*	*
David J. Caron(18)	71,297		*	*
Bernard Geoghegan	17,494		*	*
All directors and executive officers as a group (17 persons)	758,430		*	*

*	Less than 1%.
(1)	Based on 135,792,364 shares of our Common Stock outstanding as of March 9, 2015. The percentage of shares of our Common Stock beneficially owned by a person assumes that all the units held by such person that are vested or will vest within 60 days of March 9, 2015 are exchanged for shares of our Common Stock, that none of the vested units held by other persons are so exchanged, that all options for the purchase of shares of our Common Stock exercisable within 60 days of March 9, 2015 held by such person are exercised in full and that no options for the purchase of shares of our Common Stock held by other persons are exercised.
(2)	Based on 138,541,530 shares of our Common Stock and units, including vested long-term incentive units, outstanding as of March 9, 2015, comprising 135,792,364 shares of our Common Stock and 2,749,166 vested units. The percentage of shares of our Common Stock and units beneficially owned by a person assumes that all the units held by such person that are vested or will vest within 60 days of March 9, 2015 are exchanged for shares of our Common Stock, that none of the vested units held by other persons are so exchanged, that all options for the purchase of shares of our Common Stock exercisable within 60 days of March 9, 2015 held by such person are exercised in full and that no options for the purchase of shares of our Common Stock held by other persons are exercised.

(3)	Based solely on information contained in an amended Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 10, 2015. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355. The Vanguard Group, Inc. has sole voting power with respect to 316,612 shares, shared voting power with respect to 110,100 shares, sole dispositive power with respect to 18,403,148 shares and shared dispositive power with respect to 242,167 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 78,967 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 400,845 shares as a result of its serving as investment manager of Australian investment offerings.
(4)	Based solely on information contained in a Schedule 13G filed by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson with the SEC on January 12, 2015. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. FMR has sole voting and sole dispositive powers with respect to 13,994,817 shares and shared voting and shared dispositive powers with respect to zero shares. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
(5)	Based solely on information contained in an amended Schedule 13G filed by BlackRock, Inc. with the SEC on January 23, 2015. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022. BlackRock, Inc. has sole voting power with respect to 10,184,725 shares, sole dispositive power with respect to 10,933,302 shares and shared voting and shared dispositive powers with respect to zero shares.
(6)	Based solely on information contained in an amended Schedule 13G filed by Vanguard Specialized Funds—Vanguard REIT Index Fund with the SEC on February 6, 2015. The address of Vanguard Specialized Funds—Vanguard REIT Index Fund is 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard Specialized Funds—Vanguard REIT Index Fund has sole voting power with respect to 10,058,312 shares, sole dispositive power with respect to zero shares, and shared voting and shared dispositive powers with respect to zero shares.
(7)	Based solely on information contained in an amended Schedule 13G filed by Capital World Investors with the SEC on February 13, 2015. The address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071. Capital World Investors has sole voting and sole dispositive powers with respect to 7,363,300 shares and shared voting and shared dispositive powers with respect to zero shares. Capital World Investors, a division of Capital Research and Management Company (“CRMC”), is deemed to be the beneficial owner of 7,363,300 shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
(8)	Includes 18,543 long-term incentive units.
(9)	Includes 97,183 long-term incentive units and 16,017 shares of our Common Stock held in the A. William Stein Revocable Living Trust U/A DTD 02/20/08, of which Mr. Stein is trustee.
(10)	Includes 5,100 long-term incentive units. Includes 7,200 shares of our Common Stock held by members of Mr. Chapman’s immediate family over which Mr. Chapman may be deemed to share voting and investment power; Mr. Chapman disclaims beneficial ownership over such shares except to the extent of his pecuniary interest therein.
(11)	Includes 4,300 long-term incentive units. Includes 250 shares of our Common Stock held by a member of Ms. Earley’s immediate family over which Ms. Earley may be deemed to share voting and investment power; Ms. Earley disclaims beneficial ownership over such shares except to the extent of her pecuniary interest therein. Ms. Earley also beneficially owns 2,000 shares, less than 1%, of the series E preferred stock of which there are currently 11,500,000 shares outstanding.
(12)	Includes 10,489 long-term incentive units.
(13)	Includes 3,974 long-term incentive units.
(14)	Includes 3,974 long-term incentive units.

(15)	Includes 8,260 long-term incentive units.
(16)	The Company is unable to verify the number of shares of common stock owned as of March 9, 2015. Does not include 18,079 Class D Units that Mr. Foust claims remain outstanding and subject to continued vesting and 127,644 incentive units with respect to which Mr. Foust claims vested. Such units are in dispute and are currently subject to litigation.
(17)	Includes 69,530 long-term incentive units.
(18)	Includes 69,260 long-term incentive units and 2,037 class C profits interest units.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses the compensation policies and programs for our named executive officers, which consist of our current Chief Executive Officer and Chief Financial Officer, our former Chief Executive Officer and our three other most highly compensated executive officers, as determined under the rules of the SEC, for fiscal year 2014. The following table identifies our named executive officers and their positions in 2014.

Name	Position
A. William Stein	Chief Executive Officer and Chief Financial Officer
Michael F. Foust	Former Chief Executive Officer and Director
Scott E. Peterson	Chief Investment Officer
David J. Caron	Senior Vice President, Portfolio Management
Bernard Geoghegan	Managing Director, EMEA and Asia Pacific

In March 2014, Mr. Foust’s employment with the Company terminated and in connection with Mr. Foust’s departure, Mr. Stein was appointed as Interim Chief Executive Officer. Mr. Stein was appointed as Chief Executive Officer in November 2014. Mr. Caron’s employment with the Company terminated on March 13, 2015.

Executive Summary

The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis.

The total compensation opportunity for each of our named executive officers, including targets for performance-based compensation, was set by the Compensation Committee in late 2013 and early 2014. The Compensation Committee utilized the services of FPL Associates L.P. (“FPL”) for this compensation review, which included reviewing compensation information of our peer group.

In 2014, our Compensation Committee implemented a new long-term incentive program aimed to more closely align the interests between our senior management, including our named executive officers, and our stockholders. For our named executive officers and other senior level employees, 100% of their equity awards in 2014 (excluding one-time transition grants) are performance based and measured on a multi-year performance period. Based on the recommendation of our compensation consultant as a best practice consistent with that of our peers, the Compensation Committee approved a one-time time-based transition grant in 2014 intended to cover the gap period in moving from an annual long-term incentive program to a multi-year long-term incentive program. The following table highlights some of the significant differences between the long-term incentive program for 2014 and the long-term incentive program for recent past years:

Feature	Previous long-term equity incentive plan		2014 long-term equity incentive plan (excluding one-time transition grants)
Award composition	Shifts from a bifurcated time-based and performance-based program to an entirely performance-based incentive plan
	50% time-based and 50% performance-based (with the performance-based opportunity equal to 125% of the time-based award if the maximum level of the target is exceeded)		100% performance-based

Performance period	Increases performance period from an annual period to a multi-year period
	One year		Three years

Performance criteria	Implements total stockholder return as the standalone metric for the long-term incentive program, while FFO remains a metric in the annual cash bonus incentive program
	FFO		Total stockholder return over the performance period measured relative to the MSCI US REIT Index (RMS)

Vesting based on satisfaction of performance condition	Increases potential opportunity bandwidth by decreasing the downside level (threshold) from 75% to 50% and increasing the upside level (maximum) from 125% to 200%
	Less than threshold: At threshold: At target: At maximum:	0% 75% 100% 125%	Less than threshold: At threshold: At target: At maximum:	0% 50% 100% 200%

Time vesting of equity awards that performance vest	With the shift in performance periods, modifies vesting conditions to result in a four-year period overall
	Vests in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date		50% following the end of the three-year performance period and 50% in the following year

Our long-term incentive plan is illustrated below:

Pay for Performance

Pay for performance is an important component of our compensation philosophy. Consistent with this focus, our compensation program includes annual incentive bonuses and long-term equity incentive compensation.

Under our annual incentive bonus program, we measure each named executive officer’s performance based on financial, operational and organizational development goals. In 2014, the financial and operational goals included funds from operations (“FFO”) targets, financing objectives, investment management targets, leasing objectives and operations objectives. The organizational development goals included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

We also provide long-term equity incentive awards that are subject to both time-based and performance-based vesting conditions. For long-term equity incentive awards granted in 2014, the performance-based vesting condition was based on our total shareholder return during the three-year performance period commencing in January 2014, relative to the total shareholder return of the MSCI US REIT Index during the applicable performance period.

The following tables show the growth of our Company’s performance for key financial measures over the past three-year period.

Net income (in thousands)	Core FFO

During the past several years, the Company has been focused on growing our operations internally and through strategic acquisitions as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its sales and marketing strategy, including implementing a mid-market approach to support its leasing efforts, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in the year ended December 31, 2014 include, among other things, the following:

•

Reported FFO of $5.04 per diluted share and unit for the year ended December 31, 2014, up 6% from $4.74 per diluted share and unit for the year ended December 31, 2013. (A reconciliation of FFO to net income is included on page 84 of our Annual Report on Form 10-K for the year ended December 31, 2014.)

•

Formed a joint venture with an affiliate of Griffin Capital Essential Asset REIT, Inc. (GCEAR). Digital Realty seeded the joint venture with the property located at 43915 Devin Shafron Drive (Building A) in Ashburn, Virginia, which is a Turn-Key Flex® data center property valued at approximately $185.5 million (excluding approximately $2.1 million of closing costs). The joint venture arranged a $102.0 million five-year secured bank loan at LIBOR plus 225 basis points, representing a loan-to-value ratio of approximately 55%. The transaction generated approximately $167.5 million of net proceeds to us, comprised of our share of the initial draw-down on the bank loan in addition to GCEAR’s equity contribution, less our share of closing costs.

•	Completed an acquisition of vacant land for future development totaling $23.0 million.

•	During the year ended December 31, 2014, signed new leases totaling approximately 1.4 million square feet, which represent approximately $158.6 million in annualized GAAP rent.

•

Increased the annual dividend on our Common Stock by 6% in 2014 from 2013, representing the 12th dividend increase since, and a compounded annual growth rate of 14.3% since our first full quarter of operations following, our initial public offering.

•	Completed a £300 million 9.5-year senior unsecured notes offering with a coupon of 4.75% per annum.

•

Completed an offering of our 7.375% Series H Cumulative Redeemable Preferred Stock for gross proceeds of $353 million, including the proceeds from the exercise of a portion of the underwriters’ over-allotment option.

Consistent with our compensation philosophy to pay for performance, because the maximum level of our 2014 FFO goal was achieved, the 2014 performance-based annual incentive cash bonuses for our named executive officers were higher than the bonuses for 2013, when our 2013 FFO maximum goal was not achieved, and the bonuses for 2012 when our 2012 FFO goal exceeded target but did not achieve the maximum level. In March 2014, Mr. Foust’s employment with the Company terminated and he did not receive an annual incentive cash bonus for 2014. Annual incentive bonuses earned by our named executive officers (other than Mr. Foust) in 2014 ranged from 96% to 190% of their respective target bonuses.

Further, as discussed above, the Compensation Committee significantly modified the equity incentive compensation granted to our named executive officers and other members of the senior management in 2014. The new long-term incentive plan for our named executive officers and other members of our senior management features equity incentive awards that are subject to performance vesting based on total stockholder return relative to the MSCI US REIT Index, or RMS, over a three-year measurement period and are subject to further time vesting over a one-year period following the conclusion of the measurement period.

Stockholder Interest Alignment

We believe that our equity award program further enhances long-term stockholder value and encourages long-term performance by providing a strong alignment of interests between our named executive officers and our stockholders. Therefore, equity is a key component of our executive compensation program, with equity awards ranging between 59% and 69% of our named executive officers’ (other than Mr. Foust’s) compensation opportunity in 2014. All equity awards granted to our named executive officers in 2014 were in the form of long-

term incentive units. These awards put significant value at risk for our named executive officers and are effective as an ownership and retention tool.

Good Governance

In furtherance of our objective of implementing policies and practices that are mindful of the concerns of our stockholders, we have separated the roles of Chief Executive Officer (in 2014, Mr. Foust and subsequently Mr. Stein) and Chairman of the Board (currently Mr. Singleton). Additionally, the Compensation Committee retained FPL, an independent compensation consultant, to assist the Compensation Committee, among other things, in conducting and presenting the annual review of the total compensation packages for our executive officers. FPL was selected as the Compensation Committee’s compensation consultant in 2013 in part for its extensive experience in the REIT industry. The Compensation Committee assessed the independence of FPL pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2014 that would prevent FPL from serving as an independent consultant to the Compensation Committee. In addition, the Compensation Committee considered the independence of outside legal counsel that provides advice to the Compensation Committee, consistent with the rules prescribed by the SEC and the NYSE, and determined that such adviser is independent.

The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with multiple performance metrics. We have chosen the selected metrics to align employee compensation, including compensation for the executives named in the Summary Compensation Table of this Proxy Statement, to our business strategy. The following are a few key 2014 actions and decisions with respect to our compensation program:

•

As with past years, the named executive officers were eligible to earn cash incentive compensation based upon achievement of specific financial, operational and organizational objectives for 2014 as approved by the Compensation Committee that are designed to challenge the named executive officers to high performance.

•	A significant portion of our named executive officers’ total cash compensation remains dependent on Company, business group and individual performance.

•	The Compensation Committee determines annual base salaries after reviewing salary survey data based on the Company’s historical performance relative to its peer group.

•

Our compensation programs encourage employees to build and maintain an ownership interest in the Company. In addition to performance-based vesting, 2014 equity awards granted to our named executive officers (other than the one-time transition awards) are subject to time vesting over the one-year period following the end of the applicable three-year performance period.

•

In 2014, FPL was retained directly by and reported to the Compensation Committee. FPL did not have any prior relationship with any of our named executive officers. FPL provided certain additional executive recruitment services for us in 2014.

•

In connection with the amendment and restatement of Mr. Stein’s employment agreement in November 2014, we removed Mr. Stein’s right to receive a tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code. Accordingly, none of our current named executive officers are entitled to tax gross-up payments.

•

Base salaries represented 9% to 17% and performance-based compensation represented 27% to 38% of the total compensation opportunity for our named executive officers (other than Mr. Foust) reflecting our philosophy of paying for performance and aligning the interests of our named executive officers with stockholders’ interests.

•

Based on the recommendations of management, a review of the Company’s business plan and strategic objectives and the analysis provided by FPL, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer for 2014.

Overview of Our Executive Compensation Program

Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for establishing, modifying and approving the compensation program for our executive officers. The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. In order to achieve this objective, in addition to annual base salaries, our executive compensation program uses a combination of annual cash bonus incentives and long-term incentives through equity-based compensation. We use equity-based awards as long-term incentives because ownership of equity in the Company aligns the interests of the executives with long-term creation of stockholder value and we view our company-wide performance and growth as the relevant long-term metric for our equity-based awards, while our annual cash awards are targeted to reward the attainment of narrower, short-term performance objectives. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to achievement of corporate goals and increases in stockholder value. We seek to provide total compensation to our executive officers that is competitive with the total compensation paid by comparable REITs and other real estate companies in our peer group, as discussed in more detail below.

The following are our principal objectives in establishing compensation for executive officers:

•	Attract and retain individuals with superior ability, managerial talent and leadership capability;

•	Ensure that executive officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

•	Incentivize management to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and

•

Enhance the officers’ incentive to increase our stock price and maximize stockholder value, as well as promote retention of key executives, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in our Company through equity awards, including awards of long-term incentive units in our operating partnership which are redeemable for shares of common stock of the Company.

Elements of Compensation

The major elements of compensation for our named executive officers are (1) a base salary, intended to provide a stable annual income for each executive officer at a level consistent with such officer’s individual contributions to the Company, (2) annual cash performance bonuses, intended to link each executive officer’s compensation to the Company’s performance and to such officer’s individual performance, and (3) long-term compensation, which includes grants of long-term incentive units in our operating partnership intended to encourage actions to maximize stockholder value. Each of these elements is discussed in more detail below.

Under our new long-term incentive plan, which utilizes a three-year performance measurement period instead of annual performance periods, none of the long term incentive units granted in 2014 will be eligible to vest until the end of the three-year performance period (December 31, 2017), thus creating a gap period. Based on the recommendation of our compensation consultant as a best practice consistent with that of our peers, the

Compensation Committee approved a one-time time-based transition grant in 2014 intended to cover the gap period in moving from an annual long-term incentive program to a multi-year long-term incentive program.

The following charts illustrate the allocation of the major elements of compensation for our named executive officers for 2014 (other than Mr. Foust). The percentages reflect the amounts of 2014 base salary and target annual cash performance bonus and the aggregate grant date fair values of long-term incentive units granted in 2014.

Mix of major elements of compensation

Our named executive officers are also entitled to full vesting of all equity awards (other than certain performance-based vesting equity awards that have not met their performance-based vesting requirement) upon a change in control of the Company, and certain of our named executive officers are entitled to severance payments and benefits upon certain qualifying terminations of employment (including in connection with a change in control). We provide these benefits to certain of our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us and to encourage retention through a potential change in control. These items are described below under “Executive Compensation—Potential Payments upon Termination or Change in Control.”

We believe that each of these elements plays an important role in our overall executive compensation program and together serve to achieve our compensation objectives. The Compensation Committee allocates total compensation between the cash components and equity compensation based on review of the practices of our peer group and the performance of the executive and the Company, while considering the balance among providing stability, short-term incentives and long-term incentives to align the interests of management with our stockholders. In 2014, the percentage of salary and annual cash bonus paid to total compensation ranged from 21% to 37% for our named executive officers (other than Mr. Foust), and is set forth for each named executive officer in the following table.

A. William Stein	26%
Scott E. Peterson	34%
David J. Caron	21%
Bernard Geoghegan	37%

Determination of Compensation Awards

The Compensation Committee annually reviews and determines the total compensation to be paid to our named executive officers. Our management, after reviewing competitive market data and advice from a compensation consultant engaged by the Compensation Committee, makes recommendations regarding the compensation packages for our officers. The Compensation Committee in its review of these recommendations and in establishing the total compensation for each of our named executive officers considers several factors, including each executive’s roles and responsibilities, each executive’s performance, any significant accomplishments of the executive, our Company’s financial and operational targets and performance, and competitive market data applicable to each executive’s position and functional responsibilities.

Competitive Market Data and Compensation Consultant

In October 2013 and February 2014, the Compensation Committee reviewed the salary, bonus and equity compensation paid to our named executive officers and directors. In conducting this review, the Compensation Committee retained the services of FPL as the Compensation Committee’s independent compensation consultant. In addition, in connection with Mr. Stein’s appointment as our Chief Executive Officer in November 2014, FPL advised the Compensation Committee regarding Mr. Stein’s amended employment agreement and compensation package.

For its consulting services, FPL was instructed to review the Company’s existing compensation program, provide current data with regard to industry trends, provide information regarding long-term compensation plans, identify and provide commentary on a peer group and provide cash and equity incentive award information for the peer group and assess and review the long-term incentive program.

Peer Group Review

The Compensation Committee reviews total cash and long-term compensation levels against those of our peer group companies in order to ensure executive compensation is set at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The Compensation Committee determines annual base salaries after reviewing salary survey and other publicly available data based on the Company’s historical performance relative to its peer group. The Compensation Committee sets compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, tenure with the Company, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting retention, the performance of the executive officer and our Company’s annual and long-term performance.

The peer group used to review 2014 base salaries, bonus targets and long-term equity awards consisted of the following eighteen companies, which also comprised our 2013 peer group:

Alexandria Real Estate Equities, Inc.	Equinix, Inc.	KIMCO Realty Corporation

AvalonBay Communities, Inc.	Equity Residential	Liberty Property Trust

BioMed Realty Trust, Inc.	Essex Property Trust, Inc.	Mack-Cali Realty Corporation

Boston Properties, Inc.	Federal Realty Investment Trust	Prologis, Inc.

Douglas Emmett, Inc.	HCP, Inc.	SL Green Realty Corp.

Duke Realty Corporation	Health Care REIT, Inc.	Ventas, Inc.

Annual Performance Reviews

To aid the Compensation Committee in setting base salaries, cash incentive targets and long-term equity awards, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. The Compensation Committee, with input from the Board, annually reviews the performance of our Chief Executive Officer, and our Chief Executive Officer reviews the performance of the remaining named executive officers. All of these reviews are presented to the Compensation Committee to provide input about their contributions to our success for the period being assessed.

Description of Individual Elements of Compensation

During the year ended December 31, 2014, compensation for our named executive officers was composed of base salary, annual performance-based cash bonuses and equity compensation awards. The Compensation Committee approved the following compensation for each of our named executive officers for 2014, which consists of base salary, annual cash incentive bonus and the grant date fair value of long-term incentive units:

Named Executive Officer	2014 Total Compensation	2013 Total Compensation	% Increase / (Decrease)
Michael F. Foust	$5,576,158	$4,595,009	21%
A. William Stein	5,621,795	2,670,208	111%
Scott E. Peterson	3,264,672	2,018,672	62%
David J. Caron	2,580,177	1,726,875	49%
Bernard Geoghegan	2,325,445	1,183,481	96%

The increase in compensation from 2013 reflects the transition of our equity compensation program from annual performance measures based on core FFO to a three-year performance measurement period based on total stockholder return measured relative to the MSCI US REIT Index (RMS). The 2014 equity compensation program provides for a larger single grant with three year-vesting with the first potential vesting not occurring until the end of three year performance period, and one-time transition grants intended to cover the gap period resulting from the transition from an annual long-term incentive program to a multi-year long-term incentive program. Additionally, Mr. Stein’s compensation increases reflects his new roles and responsibilities as Chief Executive Officer. In addition to serving as our Chief Executive Officer, Mr. Stein continues to serve as our Chief Financial Officer. Mr. Geoghegan’s compensation reflects his new role and responsibilities as Managing Director, EMEA and Asia Pacific.

Chief Executive Officer Transition

In 2014, we had two chief executive officers. Mr. Foust served as Chief Executive Officer from the beginning of 2014 until his employment was terminated on March 17, 2014. Mr. Stein, then our Chief Financial Officer, was appointed as Interim Chief Executive Officer effective March 17, 2014. Upon his appointment as Interim Chief Executive Officer, we granted Mr. Stein an award of 11,648 time-vesting profits interest units and an award of Class D units in our operating partnership, having a value of approximately $600,000 at target performance level (based on an independent third party valuation of the Class D units, and excluding Class D units attributable to accumulated distributions). On November 23, 2014, the Board appointed Mr. Stein as Chief Executive Officer of the Company and as a director on the Company’s Board. In connection with his appointment as Chief Executive Officer, we also entered into a new employment agreement with Mr. Stein, pursuant to which Mr. Stein’s initial salary was $750,000, which is subject to increase, but not decrease, in the discretion of the Compensation Committee of our Board. In addition to his roles as Interim Chief Executive Officer and Chief Executive Officer, Mr. Stein continues to serve as our Chief Financial Officer. See “Narrative Disclosure to Compensation Tables—Employment Agreements—A. William Stein”.

Annual Base Salary

We provide named executive officers and other employees with base salaries to compensate them for services rendered each year. Base salaries comprise the stable part of the compensation program and are reviewed on an annual basis to remain competitive with our peers. This compensation element is necessary to provide the financial certainty that our executives seek when they are considering whether to join or remain with our Company. The base salaries for each of the named executive officers for 2014 were determined based in part on the analysis by FPL of the compensation practices of companies in our peer group. The Compensation Committee also considered the Company’s historical performance relative to its peer group as well as the performance of each of our named executive officers and their contributions to our overall success. Based on its review, the Compensation Committee generally did not increase the salaries of our named executive officers for 2014, except that each of Messrs. Stein and Geoghegan received a salary increase during 2014 in order to bring their respective base salaries in line with their new roles and positions with our Company as Chief Executive Officer and Managing Director, EMEA and Asia Pacific, respectively. The new base salaries became effective in March 2014 for Mr. Geoghegan and in November 2014 for Mr. Stein. In addition to serving as our Chief Executive Officer, Mr. Stein continues to serve as our Chief Financial Officer. The 2014 salaries for all of our named executive officers are set forth below under the heading “Executive Compensation—Summary Compensation Table.” The following table sets forth the 2014 annual base salary rates (following the increases discussed above), 2013 annual base salary rates and percentage increase for each named executive officer:

Named Executive Officer	2014 Salary	2013 Salary	% Increase
A. William Stein	$750,000	$483,892	55%
Michael F. Foust	816,000	816,000	0%
Scott E. Peterson	462,171	462,171	0%
David J. Caron	348,950	348,950	0%
Bernard Geoghegan	425,174	329,070	29%

Annual Incentive Compensation

Our annual incentive bonus program is structured to reward named executive officers based on our performance and the individual executive’s contribution to that performance. Annual incentive bonuses are paid in cash in the following year if and to the extent performance objectives established by the Compensation Committee at the beginning of the applicable year are achieved. The Compensation Committee believes that the payment of the annual incentive bonus in cash provides the incentive necessary to retain executive officers and reward them for short-term Company performance.

Each named executive officer’s annual incentive bonus opportunity for 2014 was established by our Compensation Committee and is described in “Executive Compensation—Grants of Plan-Based Awards” table. Each named executive officer’s bonus opportunity provides for target and maximum bonus amounts, expressed as a percentage of base salary. In setting these amounts, our Compensation Committee considers, among other factors, each executive’s roles and responsibilities within our Company, the total compensation package associated with that position and competitive market data applicable to that position.

For 2014, the target and maximum bonus amounts, expressed as a percentage of base salary, were as follows:

Named Executive Officer	Target	Maximum
A. William Stein	100%	150%
Michael F. Foust	100%	150%
Scott E. Peterson	100%	120%
David J. Caron	75%	115%
Bernard Geoghegan	75%	115%

For each of our named executive officers, the 2014 target and maximum bonus amounts expressed as a percentage of base salary were unchanged from 2013. The target and maximum bonus payout percentages for each of the named executive officers, and the differences in such percentages among the named executive officers, were determined by reference to competitive market data and practices as well as consideration of each named executive officer’s performance, role and responsibilities at our Company.

For 2014, based on the recommendations of management and a review of the Company’s business plan, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer. The financial and operational goals included FFO targets, financing objectives, acquisitions and investments targets, leasing objectives and operations objectives. The organizational development goals included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

FFO is used by industry analysts and investors as a supplemental performance measure of a REIT. FFO represents net income (loss) available to common stockholders (computed in accordance with U.S. GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. In excluding real estate related depreciation and amortization and gains and losses from property dispositions, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. For purposes of determining 2014 bonuses, the Compensation Committee determined it was appropriate to use 2014 core FFO per diluted share and unit, which is FFO adjusted to exclude certain items that do not represent core revenue streams or expenses. The Compensation Committee determined that in 2014 core FFO was more indicative of the Company’s performance and gave a more accurate picture of the Company’s annual performance. Core FFO for the year ended December 31, 2014 excluded approximately $14.6 million in gains on sales of investments, termination fees and other non-core revenues and approximately $8.0 million of change in fair value of contingent consideration (related to an earn-out contingencies in connection with the Sentrum Portfolio and Singapore acquisitions) and includes $1.3 million of significant transaction expenses, $0.8 million of loss from early extinguishment of debt, $0.8 million in equity in earnings adjustment for non-core items, $12.7 million in severance accrual and equity acceleration related to the departure of our former Chief Executive Officer and $2.7 million of other non-core expense adjustments (which include reversal of accruals).

For purposes of our 2014 annual bonus program, the target and maximum levels of 2014 core FFO established by the Compensation Committee were $4.83 and $4.90, respectively, per diluted share and unit. Our initial core FFO guidance range for 2014 was $4.75 to $4.90 per diluted share and unit. The target and maximum amounts were set by the Compensation Committee based on a number of factors, including expectations surrounding acquisitions and leasing assumptions, financing assumptions, earnings growth, general economic conditions, real estate and technology fundamentals and other specific circumstances facing the Company. For the purpose of determining bonuses, the Compensation Committee may adjust FFO to exclude profits, losses or expenses which the Compensation Committee determines to be not indicative of the Company’s performance to give a more accurate picture of the Company’s annual performance. For purposes of determining 2014 bonuses, the Compensation Committee determined it was appropriate to use the actual core FFO achieved by the Company in 2014, which was $4.96 per diluted share and unit.

The financing objectives for 2014 included many factors, including goals related to exploring private institutional equity capital for existing and new assets, ensuring adequate liquidity to meet our business requirements, achieving low cost of capital for market conditions, maximizing risk-adjusted equity returns while maintaining financial flexibility, obtaining debt or equity financing appropriate for business requirements, minimizing tax leakage, maintaining current investment grade ratings and maintaining access to the investment grade bond market. The investment management targets for 2014 included stabilizing ROIC, working with investment management to analyze portfolio ROIC by property and develop a plan to divest non-core assets, non-core markets and underperforming assets, developing and implementing stabilized inventory management levels.

The leasing objective was based on achieving certain leasing targets in 2014, including related to lease renewals, and increasing same store net operating income. The finance objectives for 2014 included identifying and accessing alternative forms of equity and reducing the discount to net asset value at which the stock trades. The organizational development goals for 2014 included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

The specific financial and operational goals and organizational development goals for each named executive officer were established by the Compensation Committee based on the named executive officer’s areas of responsibility, as follows:

Named Executive Officer	Financial and Operational Goals	Organizational Development Goals
A. William Stein	80%	20%
Scott E. Peterson	80%	20%
David J. Caron	80%	20%
Bernard Geoghegan	80%	20%

Financial and operational goals and organizational and development goals for Mr. Foust were not established prior to his employment with the Company terminating in March 2014.

The Compensation Committee, based in part on the recommendations of management, determined each named executive officer’s bonus based on the achievement of the established goals. For 2014, the Compensation Committee determined that the Company had exceeded the 2014 FFO maximum level established by the Compensation Committee and determined that with respect to the other financial and operational goals and organizational development goals, management had achieved certain objectives slightly below or at target and exceeded other objectives in 2014. Consistent with our compensation philosophy to pay for performance, because the maximum level of our 2014 FFO goal was achieved, the 2014 performance-based annual incentive cash bonuses for our named executive officers were higher than the bonuses for 2013 when our 2013 FFO maximum goal was not achieved. Accordingly, the Compensation Committee awarded our named executive officers (other than our former chief executive officer) their bonuses for 2014 in amounts that represented 96% to 190% of their respective target bonuses. Mr. Foust, our former chief executive officer, departed from the Company in March 2014 and, accordingly, did not receive a 2014 bonus. Mr. Stein’s bonus reflects his greater roles and responsibilities from serving as our Chief Executive Officer, as well as continuing to serve as our Chief Financial Officer. The following table sets forth the 2014 bonus paid and the 2014 bonus paid as a percentage of eligible base, which is the salary paid during the year, and as a percentage of the target bonus amount for each named executive officer (other than Mr. Foust):

Named Executive Officer	2014 Bonus	Percentage of Eligible Base Salary	Percentage of Target Bonus	Percentage of 2013 Bonus
A. William Stein	$1,000,000	190%	190%	200%
Scott E. Peterson	702,500	152%	152%	162%
David J. Caron	251,244	72%	96%	96%
Bernard Geoghegan	482,346	114%	152%	188%

Equity Incentive Compensation

We have historically granted to our executive officers long-term incentive units in our operating partnership under our 2004 Plan and, since February 2014, have granted to our executive officers long-term incentive units in our operating partnership under our 2014 Plan (which is our current equity incentive plan). We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. The Compensation Committee believes that, while our annual bonus program provides awards for positive short-term performance, equity participation creates a vital long-term partnership between executive officers and stockholders. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to increases in stockholder value.

The Compensation Committee allocates annual incentive compensation between the cash components and equity compensation based on a review of the practices of our peer group and competitive market data, while considering the balance among providing short-term incentives and long-term incentives to align the interests of management with our stockholders. The Compensation Committee did not utilize a formulaic approach in allocating the cash and equity-based portions of incentive compensation.

2014 Long-Term Incentive Unit Awards

The Compensation Committee believes that long-term incentive units are an effective incentive to retain our executive officers and increase their performance and closely align the interests of our executive officers with the long-term interests of our stockholders. Long-term incentive units may be issued to eligible participants for the performance of services to or for the benefit of our operating partnership. Long-term incentive units (other than Class C Units and Class D Units that are not performance vested Class D Units in our operating partnership), whether vested or not, receive the same quarterly per-unit distributions as common units in our operating partnership, which equal the per-share distributions on our Common Stock. Class D Units that are not performance vested Class D Units generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of common units in our operating partnership.

Initially, long-term incentive units do not have full parity with common units with respect to liquidating distributions. If such parity is reached, vested long-term incentive units may be converted into an equal number of common units of our operating partnership at any time, and thereafter enjoy all the rights of common units of our operating partnership, including redemption rights.

In order to achieve full parity with common units, long-term incentive units must be fully vested and the holder’s capital account balance in respect of such long-term incentive units must be equal to the capital account balance of a holder of an equivalent number of common units. (The capital account balance attributable to each common unit is generally expected to be the same, in part because of the amount credited to a partner’s capital account upon their contribution of property to the operating partnership, and in part because the partnership agreement provides, in most cases, that allocations of income, gain, loss and deduction (which will adjust the partners’ capital accounts) are to be made to the common units on a proportionate basis. As a result, with respect to a number of long-term incentive units, it is possible to determine the capital account balance of an equivalent number of common units by multiplying the number of long-term incentive units by the capital account balance with respect to a common unit.)

A partner’s initial capital account balance is equal to the amount the partner paid (or contributed to the operating partnership) for its units and is subject to subsequent adjustments, including with respect to the partner’s share of income, gain or loss of the operating partnership. Because a holder of long-term incentive units generally will not pay for the long-term incentive units, the initial capital account balance attributable to such long-term incentive units will be zero. However, the operating partnership is required to allocate income, gain, loss and deduction to the partners’ capital accounts in accordance with the terms of the partnership agreement, subject to applicable Treasury Regulations. The partnership agreement provides that holders of long-term incentive units will receive special allocations of gain in the event of a sale or “hypothetical sale” of assets of our operating partnership prior to the allocation of gain to the Company or other limited partners with respect to their common units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of long-term incentive units attributable to such units and the capital account balance attributable to an equivalent number of common units. If and when such gain allocation is fully made, a holder of long-term incentive units will have achieved full parity with holders of common units. To the extent that, upon an actual sale or a “hypothetical sale” of the operating partnership’s assets as described above, there is not sufficient gain to allocate to a holder’s capital account with respect to long-term incentive units, or if such sale or “hypothetical sale” does not occur, such units will not achieve parity with common units.

The term “hypothetical sale” refers to circumstances that are not actual sales of the operating partnership’s assets but that require certain adjustments to the value of the operating partnership’s assets and the partners’ capital account balances. Specifically, the partnership agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the operating partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners’ capital accounts, in accordance with the terms of the partnership agreement, as if the operating partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the operating partnership, the acquisition of an additional interest in the operating partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the operating partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the operating partnership, in connection with the grant of an interest in the operating partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the operating partnership (including the grant of a long-term incentive unit), the issuance of a non-compensatory option to acquire an interest in the operating partnership, the acquisition of an interest in the operating partnership upon the exercise of a non-compensatory option to acquire such an interest, and at such other times as may be desirable or required to comply with the Treasury Regulations.

The Compensation Committee approves awards of long-term incentive units on the basis of several factors, including the executive officer’s total compensation package, the executive officer’s roles and responsibilities within our Company, the executive officer’s performance, any significant accomplishments of the executive officer, our Company’s financial and operating performance and competitive market data applicable to each executive officer’s position and functional responsibilities.

2014 Annual Equity Awards

On February 11, 2014, the Compensation Committee granted an award of performance-based Class D Units in our operating partnership to each of our named executive officers (other than Mr. Geoghegan). In lieu of performance-based Class D Units, on February 11, 2014, Mr. Geoghegan received a grant of performance-based restricted stock units (“RSUs”) covering shares of our common stock. Our named executive officers’ 2014 equity awards are set forth below in the “Executive Compensation—Grants of Plan-Based Awards” table.

The Class D Units and RSUs awarded in 2014 are subject to performance-based vesting on a multi-year performance period, subject to the executive’s continued service. Based on the recommendations of management and FPL and a review of the Company’s business plan, the vesting of the performance-based Class D Units and performance-based RSUs is based on our total stockholder return over a period of three years following the grant date (or, if earlier, ending on the date on which a change in control of the Company occurs), measured relative to the MSCI US REIT Index (RMS) over the performance period (the “Performance Condition”). The terms of the performance-based Class D Units and performance-based RSUs granted in 2014 are described in more detail below.

Class D Units

A portion of each award of Class D Units is designated as a number of “base units” with respect to which performance vesting is measured based on the difference between the Company’s total shareholder return (TSR) percentage and the TSR percentage of the MSCI US REIT Index (the “MSCI Index Relative Performance”). In the event that the MSCI Index Relative Performance during the performance Period is achieved at the

“threshold,” “target” or “high” level as set forth below, the award will become performance-vested with respect to the percentage of base units set forth below:

	Threshold	Target	High
MSCI Index Relative Performance	0 bps	+325 bps	+650 bps
Performance Vesting Percentage	25%	50%	100%

If the MSCI Index Relative Performance falls between the levels specified above, the percentage of base units that will performance vest will be determined using straight-line linear interpolation between such levels.

An additional number of Class D Units subject to the award (the “distribution equivalent units”) having a value equal to the dividends that would have been paid during the Performance Period on the shares of common stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest in full as of the completion of the Performance Period. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in common stock of the Company on the applicable payment date.

Following the completion of the Performance Period, the Plan administrator will determine the number of base units that have become performance-vested and the number of distribution equivalent units. The number of Class D Units that constitute distribution equivalent units plus the number of performance-vested base units are referred to as the “Performance Vested Units.”

Following the completion of the Performance Period, the performance-vested base units will satisfy the award’s time vesting condition and become fully vested as follows, subject to the executive’s continued service through each applicable vesting date: 50% on February 27, 2017 and 50% on February 27, 2018. Distribution equivalent units will vest in full as of the completion of the Performance Period and will not be subject to additional time vesting requirements.

In the event of a change in control of the Company, all outstanding Performance Vested Units (including any Class D Units that become Performance Vested Units in connection with the change in control) will vest in full as of the date of the change in control, subject to the executive’s continued service until immediately prior to the change in control.

Except as otherwise described below, any Class D Units that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.

If an executive’s service terminates due to death or disability prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and any Class D Units that become Performance Vested Units will be fully vested as of the completion of the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated by the Company or an affiliate thereof other than for cause, by the executive for good reason, or due to the executive’s retirement (each such term as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and the number of such units that vest in full upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that the executive was employed during the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated due to the executive’s death or disability, by the Company or an affiliate thereof other than for cause, by the executive for good reason or due to the executive’s retirement, in any case, following the completion of the Performance Period, any Performance Vested Units that remain subject to time-based vesting will vest in full upon such termination.

Restricted Stock Units

Mr. Geoghegan is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted, based on the Company’s total shareholder return during the Performance Period, relative to the total shareholder return of the MSCI US REIT Index during the Performance Period, subject to the his continued service. In the event that the MSCI Index Relative Performance during the Performance Period is achieved at the “threshold,” “target” or “high” level as set forth below, the award will become performance-vested with respect to the percentage of RSUs set forth below:

	Threshold	Target	High
MSCI Index Relative Performance	0 bps	+325 bps	+650 bps
Performance Vesting Percentage	25%	50%	100%

If the MSCI Index Relative Performance falls between the levels specified above, the percentage of RSUs that will performance vest will be determined using straight-line linear interpolation between such levels.

Following the completion of the Performance Period, the performance-vested RSUs will satisfy the award’s time vesting condition and become fully vested as follows, subject to Mr. Geoghegan’s continued service through each applicable vesting date: 50% on February 27, 2017 and 50% on February 27, 2018.

In the event of a change in control of the Company, all outstanding performance-vested RSUs (including any RSUs that become performance-vested RSUs in connection with the change in control) will vest in full as of the date of the change in control, subject to Mr. Geoghegan’s continued service until immediately prior to the change in control.

Except as otherwise described below, any RSUs that have not fully vested as of the date on which Mr. Geoghegan’s service terminates for any reason will be cancelled and forfeited by him.

If Mr. Geoghegan’s service terminates due to death or disability prior to the completion of the Performance Period, the RSUs will remain outstanding and eligible to become performance-vested RSUs in accordance with the performance vesting schedule described above, and any RSUs that become performance-vested RSUs will be fully vested as of the completion of the Performance Period. Any RSUs that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If Mr. Geoghegan’s service is terminated by the Company or an affiliate thereof other than for cause, by Mr. Geoghegan for good reason, or due to Mr. Geoghegan’s retirement (each such term as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, the RSUs will remain outstanding and eligible to become performance-vested RSUs in accordance with the performance vesting schedule described above, and the number of such RSUs that vest in full upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that Mr. Geoghegan was employed during the Performance Period. Any RSUs that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If Mr. Geoghegan’s service is terminated due to his death or disability, other than for cause, by Mr. Geoghegan for good reason or due to his retirement, in any case, following the completion of the Performance Period, any outstanding performance-vested RSUs that remain subject to time-based vesting will vest in full.

Any RSUs that become vested will be paid to Mr. Geoghegan in whole shares of Company common stock within thirty days after the applicable vesting date.

Each RSU is granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles Mr. Geoghegan to receive payments equal to the amount of the dividends paid on the share of common stock underlying the performance-vested RSUs to which the dividend equivalent relates. Each payment in respect of a dividend equivalent will be made within thirty days following the applicable dividend payment date, but in no event prior to the date on which the performance-vested RSU becomes a performance- vested RSU. Any dividend equivalent payments that would have been made prior to such date had the performance-vested RSU been a performance-vested RSU (plus or minus the amount of gain or loss on such amounts had they been reinvested in common stock on the date that they were paid) will be paid within sixty days following the date on which the performance-vested RSU becomes a performance-vested RSU (the “Dividend Payment Date”). Upon Mr. Geoghegan’s termination of service for any reason following the Dividend Payment Date, Mr. Geoghegan will not be entitled to any dividend equivalent payments with respect to dividends declared on or prior to the date of termination on shares of common stock underlying RSUs that are unvested as of the date of such termination.

Transition Grants

In addition to the Class D Units and RSUs described above, based on the recommendation of our compensation consultant as a best practice consistent with that of our peers, in February 2014, the Compensation Committee approved a one-time time-based transition grant intended to cover the gap period in moving from an annual long-term incentive program to a multi-year long-term incentive program. The one-time time-based transition grants, which consisted of time-based profits interests, vest in installments of 25%, 50% and 25% over a three year period. The amount of one-time time-based transition grants is set forth below.

Named Executive Officer	Shares (#)
A. William Stein	24,563
Michael F. Foust	46,056
Scott E. Peterson	15,352
David J. Caron	16,887

In lieu of time-based profits interests, Mr. Geoghegan was granted 9,979 restricted stock units (RSUs) in February 2014.

For additional information relating to the equity awards granted to our named executive officers during 2014, see the “Executive Compensation—Grants of Plan-Based Awards” table.

Severance and Change in Control Benefits—Employment Agreements

We have entered into employment agreements with our named executive officers to help provide stability and security and encourage them to remain with us. Certain of these employment agreements include severance and change in control benefits, among other things. The terms of these severance and change in control arrangements are described below in more detail under the caption “Executive Compensation—Potential Payments upon Termination or Change in Control.” We provide these benefits to certain of our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us and to encourage retention through a potential change in control.

Perquisites

We generally provide our named executive officers with perquisites and other personal benefits that apply uniformly to all of our employees. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2014, we provided the named executive officers with basic life insurance, medical, dental, vision and disability insurance benefits, for which our named executive officers were charged the same rates as all other employees, 401(k) matching funds, health savings account employer contributions and parking, as applicable. Other than these standard benefits, we do not provide any other perquisites.

2014 Advisory Vote on the Compensation of Named Executive Officers

In April 2014, we provided stockholders an advisory vote to approve the compensation of our named executive officers (the say-on-pay proposal). At our 2014 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with 94% of the votes cast in favor of the say-on-pay proposal. In evaluating our executive compensation program, the Compensation Committee considered the results of the say-on-pay proposal and numerous other factors as discussed in this Compensation Discussion and Analysis. The Compensation Committee will continue to monitor and assess our executive compensation program and consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers.

Tax and Accounting Considerations

Internal Revenue Code Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to us (and, when relevant, to our executives) of the various payments under our compensation programs. Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers other than compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 100% of our taxable income each year. As a result, we do not expect that the payment of compensation that does not satisfy the requirements of Section 162(m) of the Code will have a material adverse federal income tax consequence to us, provided we continue to distribute at least 100% of our taxable income each year. Consequently, the Compensation Committee does not necessarily limit executive compensation to the amount deductible under Section 162(m) of the Code. In appropriate circumstances, the Compensation Committee may implement programs that recognize a full range of performance criteria important to our success and to ensure that our executive officers are compensated in a manner consistent with our best interests and those of our stockholders, even where the compensation paid under such programs may not be deductible under Section 162(m) of the Code.

ASC Topic 718

Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock-based compensation are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Committee Report*

The Compensation Committee of the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K set forth in the Company’s Proxy Statement with management. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Robert H. Zerbst, Chair Ruann F. Ernst, Ph.D. Kathleen Earley Kevin J. Kennedy

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2014, Mr. Zerbst, Ms. Earley, Ms. Ernst and Mr. Kennedy served as members of our Compensation Committee. None of the members of our Compensation Committee is currently, or has been, an officer or employee of our Company. No interlocking relationships exist or in the last completed fiscal year have existed.

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the named executive officers for the years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)(6)
A. William Stein,	2014	$527,135		$—	$4,094,660	$—	$1,000,000	$287,354	(7)	$5,909,149
Chief Executive Officer &	2013	482,309		—	1,687,504	—	500,395	264,940		2,935,148
Chief Financial Officer	2012	472,089		—	1,687,483	—	619,617	282,535		3,061,724

Michael F. Foust,	2014	295,182	(9)	—	5,399,976	—	—	130,130	(10)	5,825,288	(11)
Former Chief Executive	2013	813,333		—	3,375,009	—	406,667	473,295		5,068,304
Officer(8)	2012	787,417		—	3,374,966	—	937,026	662,741		5,762,150

Scott E. Peterson,	2014	462,171		—	2,100,001	—	702,500	194,615	(12)	3,459,287
Chief Investment Officer	2013	460,654		—	1,125,003	—	433,015	186,433		2,205,105
	2012	450,872		—	1,125,012	—	500,468	213,409		2,289,761

David J. Caron,	2014	348,950		—	1,979,983	—	251,244	305,927	(13)	2,886,104
Senior Vice President,	2013	341,367		—	1,125,003	—	260,505	333,389		2,060,264
Portfolio Management	2012	301,042		—	1,012,490	—	302,457	182,063		1,798,052

Bernard Geoghegan,	2014	423,110		—	1,419,989	—	482,346	96,802	(15)	2,422,247
Managing Director,	2013	329,070		—	349,999	—	504,412	37,318		1,220,799
EMEA and Asia Pacific(14)

(1)	Represents salaries paid during each applicable year.
(2)	The amounts in this column represent the full grant date fair value of long-term incentive units or restricted stock units (as applicable) granted during the applicable fiscal year in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2014, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2014, included in the Company’s and our operating partnership’s Annual Report on Form 10-K for the year ended December 31, 2014.

The amounts shown include the grant date fair value of performance-based Class D long-term incentive units and performance-based RSUs granted in February 2014, based on the probable outcome of the performance conditions to which such long-term incentive units and RSUs are subject, which is also the maximum value assuming the highest level of performance, calculated in accordance with ASC Topic 718. These long-term incentive units and RSUs were subject to achievement of the performance conditions as described in the heading above entitled “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2014 Long-Term Incentive Unit Awards.” The grant date fair values of the Class D performance-based long-term incentive units and RSUs granted in February 2014 are as follows:

A. William Stein	$1,600,010
Michael F. Foust	2,999,998
Scott E. Peterson	999,999
David J. Caron	1,100,001

In lieu of Class D Units, Mr. Geoghegan was granted 28,200 restricted stock units (RSUs) in February 2014.

(3)	None of the named executive officers was granted stock options during 2014, 2013 or 2012.
(4)

The amounts in this column represent performance-based cash incentive awards that were earned during the specified year and paid in the following year. See “Compensation Discussion and Analysis—Description of

Individual Elements of Compensation—Annual Incentive Compensation” for a discussion of each named executive officer’s actual bonus relative to his target bonus for 2014.
(5)	The amounts in this column represent medical, dental, vision and disability insurance premiums, basic life insurance premiums, 401(k) matching funds, health savings account employer contributions, parking and distributions on unvested long-term incentive units, but exclude distributions paid on vested long-term incentive units.
(6)	Total salary paid in 2014 plus cash incentive awards paid in 2015 that were earned during 2014 constituted the following percentages of total compensation for each named executive officer (excluding Mr. Foust):

A. William Stein	26%
Scott E. Peterson	34%
David J. Caron	21%
Bernard Geoghegan	37%

(7)	Includes $17,628 for medical, dental, vision, basic life and disability insurance premiums, $248,525 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions.
(8)	In March 2014, Mr. Foust’s employment with the Company terminated. In connection with Mr. Foust’s departure, Mr. Stein was appointed as Interim Chief Executive Officer and subsequently was appointed Chief Executive Officer in November 2014.
(9)	Includes a $119,000 payout for accrued unused paid time off in connection with Mr. Foust’s termination of employment.
(10)	Includes $3,473 for medical, dental, vision, basic life and disability insurance premiums, $105,945 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions. Also includes an amount equal to $5,363, which represents the value of Company-subsidized continued health insurance coverage following Mr. Foust’s termination of employment.
(11)	Does not include approximately $6.4 million in severance payments or the value of the accelerated vesting 127,644 long-term incentive units, each of which Mr. Foust claims he became entitled to receive in connection with his separation from the Company. Such amounts are in dispute and are currently subject to litigation.
(12)	Includes $17,532 for medical, dental, vision, basic life and disability insurance premiums, $158,583 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions.
(13)	Includes $17,283 for medical, dental, vision, basic life and disability insurance premiums, $140,901 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions. Also includes $131,883 in relocation payments related to Mr. Caron’s relocation to our San Francisco headquarters from our Boston office.
(14)	Mr. Geoghegan was not a named executive officer prior to 2014.
(15)	Includes $47,090 for medical, dental, vision, basic life and disability insurance premiums and other amounts related to 401(k) matching funds and health savings account employer contributions. Also includes $49,712 in dividends accrued on unvested restricted stock.

Grants of Plan-Based Awards

The following table provides information concerning payouts under plan-based awards granted or awarded during 2014 to each of our named executive officers.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stocks or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
A. William Stein,			$527,135	(5)	$790,702
Chief Executive	2/11/2014					17,354	34,707	69,414		$1,600,010
Officer and Chief	3/17/2014					6,978	13,957	27,914		600,008
Financial Officer	2/11/2014								24,563	1,279,978
	3/17/2014								11,648	614,665
Michael F. Foust,			816,000	(5)	1,224,000
Former Chief	2/11/2014					32,538	65,076	130,152		2,999,998
Executive Officer	2/11/2014								46,056	2,399,978
Scott E. Peterson,			462,171	(5)	554,605
Chief Investment	2/11/2014					10,846	21,692	43,384		999,999
Officer	4/28/2014					3,622	7,243	14,486		300,009
	2/11/2014								15,532	799,993
David J. Caron,			261,712	(5)	401,292
Senior Vice President,	2/11/2014					11,931	23,861	47,722		1,100,001
Portfolio Management	2/11/2014								16,887	879,982
Bernard Geoghegan,			337,297	(5)	517,189
Managing Director,	2/11/2014					7,050	14,100	28,200		650,010
EMEA and Asia	2/11/2014								9,979	520,006
Pacific	11/03/2014								3,694	249,973

(1)	Represents cash incentive awards payable in 2015 based on 2014 base salaries and 2014 performance. There were no threshold cash incentive bonus award amounts. See the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column for actual 2014 bonuses paid.
(2)	Represents performance-based Class D Units in our operating partnership awarded in 2014 to Messrs. Stein, Foust, Peterson and Caron and performance-based RSUs awarded in 2014 to Mr. Geoghegan. With respect to performance-based Class D Units, indicated threshold, target and maximum amounts correspond to the number of base Class D Units that would have been earned in the event that specified minimum, target and maximum targets, respectively, were achieved. These amounts exclude distribution equivalent units which are eligible to vest upon the conclusion of the applicable performance period. For Mr. Geoghegan, indicated threshold, target and maximum amounts correspond to the number of RSUs that would have been earned in the event that specified minimum, target and maximum performance goals, respectively, were achieved. For more information on 2014 long-term incentive unit awards, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2014 Long-Term Incentive Unit Awards.”
(3)	Represents time-based long-term incentive units in our operating partnership awarded in 2014. For more information on the 2014 long-term incentive unit awards, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2014 Long-Term Incentive Unit Awards.”
(4)

Represents the full grant date fair value of performance-based Class D long-term incentive units (or, with respect to Mr. Geoghegan, performance-based RSUs) and time-based long term incentive units for each of our named executive officers granted during 2014 in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2014, included in the Company’s and our operating partnership’s Annual Report on Form 10-K for the year ended December 31, 2014.

The amounts shown include the grant date fair value of performance-based Class D Units and performance-based RSUs granted in February 2014, based on the probable outcome of the performance conditions to which such Class D Units and RSUs are subject, which is also the maximum value assuming the highest level of performance, calculated in accordance with ASC Topic 718. These Class D Units and RSUs are subject to achievement of the performance conditions as described in the heading above entitled “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2014 Long-Term Incentive Unit Awards.” The grant date fair value of the performance-based Class D Units and performance-based RSUs granted in February 2014 is as follows:

A. William Stein	$1,600,010
Michael F. Foust	2,999,998
Scott E. Peterson	999,999
David J. Caron	1,100,001

In lieu of Class D Units, Mr. Geoghegan was granted 28,200 restricted stock units (RSUs) in February 2014.

(5)	Represents target cash incentive awards based on amounts established for 2014. Actual cash incentive awards are based on salaries actually paid in 2014.

Narrative Disclosure to Compensation Tables

Employment Agreements

Michael F. Foust

During his employment with us in 2014, we were party to an employment agreement with Mr. Foust, our former Chief Executive Officer, which we entered into on August 7, 2008. On December 24, 2008, the employment agreement was amended for further compliance with Section 409A of the Code. The term of Mr. Foust’s employment agreement extended until August 6, 2014, subject to automatic renewal for successive one-year periods unless either party provided notice of such party’s intention not to renew the employment agreement not less than 60 days prior to August 6, 2014. Mr. Foust’s employment terminated in March 2014. The following describes the material terms of his employment agreement prior to his departure.

During 2014, Mr. Foust’s annual base salary pursuant to the employment agreement, as adjusted, was $816,000, subject to increase in accordance with our policies in effect from time to time. Mr. Foust was eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Foust were 100% and 150%, respectively, of his base salary. Mr. Foust was eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and to receive medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Mr. Foust’s employment agreement provided that if his employment was terminated (i) by us without “cause,” (ii) by Mr. Foust for “good reason” (each as defined in the employment agreement) or (iii) by Mr. Foust for any reason on or within 30 days after the six month anniversary of a “change in control” (as defined in our 2014 Plan), then, subject to Mr. Foust’s execution and non-revocation of a general release of claims, he would become eligible for a lump-sum termination payment within 30 days after the date of such termination in an amount equal to the sum of (a) three times the sum of his then-current annual base salary plus his maximum annual bonus for the fiscal year in which the termination date occurs, (b) the prorated portion of 150% of his then-current annual base salary for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (c) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus, if determined, or 150% of his base salary actually paid for such preceding year (the “prior year bonus”), if any. In addition, all outstanding unvested stock options and other equity-based awards held by Mr. Foust, other than any equity award that is subject to performance-based vesting, would become fully vested and exercisable. With respect to any outstanding unvested stock options and other equity-based awards subject to performance-based vesting, other than Class D unit awards, Mr. Foust would continue to be deemed a “service provider” under the applicable award agreements until all such awards that ultimately satisfy the performance conditions, if any, vest. Further, in the event of any such termination described in this paragraph, Mr. Foust would become eligible for continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the first anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan.

Mr. Foust’s employment agreement further provided that upon death or disability, he would become eligible for a lump-sum severance payment in an amount equal to the sum of (i) his then-current annual base salary, (ii) his maximum annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) the prior year bonus, if any. In addition, all equity-based awards held by Mr. Foust would be subject to the severance provisions described in the preceding paragraph.

Mr. Foust was entitled to an additional tax gross-up payment under his employment agreement if any amounts paid or payable to him would be subject to the excise tax on certain so-called “excess parachute payments” under Section 4999 of the Code. However, if a reduction in the payments of 10% or less would render the excise tax inapplicable, then the payments would be reduced by such amount and we would not be required to make the gross-up payment.

Mr. Foust’s employment agreement contained confidentiality provisions which apply indefinitely and non-solicitation provisions which applied during the term of his employment and for a one-year period thereafter. In addition, the employment agreement provided that, except in limited circumstances, Mr. Foust generally could not compete with us through the acquisition or ownership of technology-related real estate properties in the United States or Europe during the term of his employment with us.

A. William Stein

On August 7, 2008, we entered into an employment agreement with Mr. Stein, our then-Chief Financial Officer and Chief Investment Officer (the “Prior Employment Agreement”). The Prior Employment Agreement was amended on December 24, 2008, for further compliance with Section 409A of the Code, and on June 9, 2010 and November 12, 2010, to reflect an increase in Mr. Stein’s target and maximum annual bonus amounts to 100% and 150%, respectively, from 75% and 100%, respectively, of his base salary. On November 23, 2014, in connection with Mr. Stein’s appointment as our Chief Executive Officer, we entered into an amended and restated employment agreement with Mr. Stein, our Chief Executive Officer and Chief Financial Officer (the “Amended Employment Agreement”), which replaced and superseded the Prior Employment Agreement. The terms of both the Prior Employment Agreement and the Amended Employment Agreement are described below.

Prior Employment Agreement. The term of Mr. Stein’s Prior Employment Agreement extended until August 6, 2014, subject to automatic renewal for successive one-year periods unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to August 6, 2014.

Pursuant to the Prior Employment Agreement, Mr. Stein’s annual base salary was $483,892 between January 1, 2014 and November 4, 2014, subject to increase in accordance with our policies in effect from time to time, and Mr. Stein was eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Stein under the Prior Employment Agreement were 100% and 150%, respectively, of his base salary. Mr. Stein was also eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and to receive medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Mr. Stein’s Prior Employment Agreement provided that if his employment was terminated by us without “cause” or by Mr. Stein for “good reason” (each as defined in the employment agreement), then, subject to Mr. Stein’s execution and non-revocation of a general release of claims, he would become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) the prorated portion of the maximum annual bonus for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus, if determined, or the maximum bonus (the “prior year bonus”), if any.

Pursuant to Mr. Stein’s Prior Employment Agreement, in the event of a termination of Mr. Stein’s employment by us without “cause” or by the executive for “good reason” on or within one year after a “change in control” (as defined in our 2004 Plan), in lieu of the severance payment set forth in the preceding paragraph, Mr. Stein would become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) two times the amount of his then-current base salary, (ii) two times the greater of (a) his target annual bonus for the fiscal year in which the termination date occurs or (b) the annual bonus paid for the immediately preceding fiscal year, (iii) the stub year bonus and (iv) the prior year bonus, if any. Mr. Stein would also become eligible for continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the first anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan. In addition, all outstanding unvested stock options and other equity-based awards held by Mr. Stein, other than any equity award that is subject to performance-based vesting (including unvested outperformance awards), would become fully vested and exercisable; provided, that with respect to any stock options and other equity-based awards that were subject to a performance condition, such stock options or other equity-based awards shall only vest to the extent provided in the applicable award agreement.

Mr. Stein’s Prior Employment Agreement further provided that upon death or disability, he would become eligible for a lump-sum severance payment in an amount equal to the sum of (i) his then-current annual base salary, (ii) his maximum annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) the prior year bonus, if any. In addition, all equity-based awards held by Mr. Stein would be subject to the severance provisions described in the preceding paragraph, except that with respect to any outstanding unvested stock options and other equity-based awards subject to performance-based vesting, Mr. Stein would continue to be deemed a “service provider” under the applicable award agreements until all such awards that ultimately satisfy the performance conditions, if any, vest.

Mr. Stein was entitled to an additional tax gross-up payment under his Prior Employment Agreement if any amounts paid or payable to him would be subject to the excise tax on certain so-called “excess parachute payments” under Section 4999 of the Code. However, if a reduction in the payments of 10% or less would render the excise tax inapplicable, then the payments would be reduced by such amount and we would not be required to make the gross-up payment. Mr. Stein’s right to receive a gross-up payment was removed in connection with the amendment and restatement of the Prior Employment Agreement in November 2014.

Mr. Stein’s Prior Employment Agreement contained confidentiality provisions which apply indefinitely and non-solicitation provisions which would apply during the term of his employment and for a one-year period thereafter. In addition, the employment agreement provides that, except in limited circumstances, Mr. Stein generally could not compete with us through the acquisition or ownership of technology-related real estate properties in the United States or Europe during the term of his employment with us.

Amended Employment Agreement. Mr. Stein’s Amended Employment Agreement has an initial three-year term which continues through November 23, 2017, and will automatically be extended for one additional year upon the expiration of the initial term unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to expiration of the initial term.

Pursuant to the Amended Employment Agreement, Mr. Stein’s initial annual base salary is $750,000, and is subject to increase, but not decrease, in the discretion of the Compensation Committee of the company’s Board of Directors. Mr. Stein is also eligible to earn an annual cash performance bonus under the company’s incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The Amended Employment Agreement provides that Mr. Stein’s target and maximum annual bonuses will be at least 100% and 150%, respectively, of his base salary. Mr. Stein is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Mr. Stein’s Amended Employment Agreement provides that if his employment is terminated by us without “cause” or by Mr. Stein for “good reason” (each as defined in the employment agreement), then, subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants, he will become eligible for a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) two times the sum of (a) his then-current annual base salary plus (b) the average annual bonus earned by Mr. Stein during the three fiscal years preceding the year of termination (the “average bonus”), (ii) a prorated portion of his target annual bonus for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus, if determined, or the target bonus (the “prior year bonus”), if any. Mr. Stein will also become eligible for continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the eighteen-month anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan, as well as Employer-paid outplacement services for twelve months following his termination. In addition, all outstanding equity-based awards held by Mr. Stein that are subject to vesting based on continued employment or the lapse of time will become fully vested and exercisable. The vesting of any awards that are subject to vesting based on the satisfaction of performance goals, including any performance-based profits interest units, will be governed by the terms of the applicable award agreement.

In the event of a termination of Mr. Stein’s employment by us without “cause” or by Mr. Stein for “good reason” on or within one year after a “change in control” (as defined in the 2014 Plan), Mr. Stein will become eligible for the severance benefits described above, except that the severance multiple described in clause (i) above will be three (rather than two).

The expiration of the term of Mr. Stein’s employment or our election not to renew or extend the term or Mr. Stein’s employment will not constitute a termination Mr. Stein’s employment by us without cause.

Mr. Stein’s Amended Employment Agreement further provides that upon his death or disability, he will become eligible for a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) his target annual bonus for the year of termination, (iii) the stub year bonus and (iv) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, the prior year bonus, if any. In addition, all equity-based awards held by Mr. Stein will be subject to the severance provisions described above.

In addition, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Mr. Stein than receiving the full amount of such payments.

The Amended Employment Agreement contains confidentiality covenants by Mr. Stein which apply indefinitely and non-solicitation covenants by Mr. Stein which will apply during the term of his employment and for a two-year period thereafter. In addition, the Amended Employment Agreement provides that during his employment with us, Mr. Stein generally may not compete with us through the acquisition or ownership of technology-related real estate properties in the United States, Asia or Europe.

Scott E. Peterson

On December 24, 2008, we entered into an amended and restated employment agreement with Mr. Peterson, our Chief Acquisitions Officer. Mr. Peterson’s employment under this agreement is at-will and either party may terminate his employment for any reason or for no reason by giving 30 days’ notice to the other party.

Mr. Peterson’s annual base salary pursuant to the employment agreement, as adjusted, is currently $462,171, subject to increase in accordance with our policies in effect from time to time. Mr. Peterson is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Peterson are currently 100% and 120%, respectively, of his base salary. Mr. Peterson is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and to receive medical and other group welfare plan coverage and fringe benefits provided to similarly-situated employees.

Mr. Peterson’s employment agreement provides that if his employment is terminated by us without “cause” (as defined in the employment agreement), then, subject to Mr. Peterson’s execution and non-revocation of a general release of claims, he will become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to 50% of the sum of (i) his then-current annual base salary and (ii) his target bonus for the fiscal year in which the termination date occurs.

Pursuant to Mr. Peterson’s employment agreement, in the event of a termination of Mr. Peterson’s employment by us without “cause” on or within one year after a “change in control” (as defined in our 2004 Plan), in lieu of the severance payment set forth in the preceding paragraph, Mr. Peterson will become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) his then-current base salary and (ii) the greater of (a) his target annual bonus for the fiscal year in which the termination date occurs or (b) the annual bonus paid for the immediately preceding fiscal year. Mr. Peterson’s employment agreement further provides that in the event of a termination of Mr. Peterson’s employment by us without “cause” within the six-month period immediately preceding a “change in control” in connection with such “change in control,” Mr. Peterson will become eligible for a lump-sum severance payment, within the earlier of (i) the six-month anniversary of his date of termination or (ii) the date on which the “change in control” occurs, in an amount equal to the excess of the amount of severance payable under the preceding sentence over the amount of severance payable under the preceding paragraph. Further, in the event of any such termination described in this paragraph, all outstanding unvested stock options and other equity-based awards held by Mr. Peterson, other than any equity award that is subject to performance-based vesting (including unvested 2013 long-term incentive unit awards), shall become fully vested and exercisable; provided, that with respect to any stock options and other equity-based awards that were subject to a performance condition (including unvested 2013 long-term incentive unit awards), such stock options or other equity-based awards shall only vest to the extent provided in the applicable award agreement.

Mr. Peterson’s employment agreement does not provide for any payments or benefits upon death or disability, or additional tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code.

Mr. Peterson’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a six-month period thereafter.

David J. Caron

On July 30, 2004, we entered into an employment agreement with Mr. Caron, our Senior Vice President, Portfolio Management. On December 4, 2008, the employment agreement was amended for further compliance with Section 409A of the Code. Mr. Caron’s employment terminated in March 2015. The following describes the material terms of his employment agreement during 2014.

Mr. Caron’s employment under his employment agreement was at-will and either party could terminate his employment for any reason or for no reason by giving 15 days’ notice to the other party.

Mr. Caron’s annual base salary pursuant to the employment agreement, as adjusted, was $348,950 during 2014, subject to adjustment in accordance with our policies in effect from time to time. Mr. Caron was eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The 2014 target and maximum annual bonuses for Mr. Caron were 75% and 115%, respectively, of his base salary. Mr. Caron was also eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and to receive medical and other group welfare plan coverage and fringe benefits provided to similarly-situated employees.

Mr. Caron’s employment agreement provided that if his employment is terminated by us without “cause” (as defined in the employment agreement), then, subject to Mr. Caron’s execution and non-revocation of a general release of claims, he would become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to 50% of his then-current annual base salary.

Mr. Caron’s employment agreement did not provide for any payments or benefits upon death or disability, or additional tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code.

Mr. Caron’s employment agreement contained confidentiality provisions which apply indefinitely and non-solicitation provisions which applied during the term of his employment and will apply for a six-month period thereafter.

Bernard Geoghegan

On November 16, 2012, Digital Realty (UK) Limited entered into an employment agreement with Mr. Geoghegan, our Managing Director, EMEA and Asia Pacific. Mr. Geoghegan’s employment under this agreement is at-will and either party may terminate his employment for any reason or for no reason by giving six months’ notice to the other party.

Mr. Geoghegan’s annual base salary pursuant to the employment agreement, as adjusted, is currently $425,174, subject to adjustment in accordance with our policies in effect from time to time. Mr. Geoghegan is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Geoghegan are currently 75% and 115%, respectively, of his base salary. Mr. Geoghegan is eligible to participate in all health, pension, disability and other benefit plans, programs and arrangements provided to similarly-situated employees in the U.K.

Mr. Geoghegan’s employment agreement does not provide for any payments or benefits upon a termination of his employment. However, we have the right to provide Mr. Geoghegan with pay in lieu of any notice which we or Mr. Geoghegan are required to provide prior to a termination of Mr. Geoghegan’s employment under his employment agreement.

Mr. Geoghegan’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a three-month period thereafter.

Definitions

As used in the employment agreements of each of Messrs. Foust, Stein, Peterson and Caron, “cause” shall generally mean the occurrence of any one or more of the following events:

•	With respect to Messrs. Foust and Stein: (i) willful and continued failure to substantially perform the executive’s duties with our Company (other than any such failure resulting from the executive’s incapacity due to physical or mental illness); (ii) willful commission of an act of fraud or dishonesty resulting in economic or financial injury to our Company or its subsidiaries or affiliates; (iii) conviction of, or entry of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude; (iv) willful breach by the executive of any fiduciary duty owed to our Company which results in economic or other injury to our Company or its subsidiaries or affiliates; (v) willful and gross misconduct in the performance of the executive’s duties that results in economic or other injury to our Company or its subsidiaries or affiliates; (vi) willful and material breach of the restrictive covenants set forth in the employment agreement; or (vii) material breach by the executive of any of his other obligations under the employment agreement. With respect to Mr. Foust and, under his Amended Employment Agreement, Mr. Stein, in the event of a termination of employment by our Company (other than by reason of death or disability or pursuant to clause (iii) of this paragraph) on or within one year after a change in control or within the six month period immediately preceding a “change in control” in connection with such change in control, it shall be presumed that such termination was effected by our Company other than for cause unless the contrary is established by our Company.

•

With respect to Mr. Peterson: (i) willful and gross misconduct which materially injures the general reputation of any member of our Company or interferes with contracts or operations of any member of our Company; (ii) conviction of, or entry of a guilty or no contest plea to, a felony or any crime involving moral turpitude; (iii) fraud, misrepresentation, or breach of trust by him in the course of his employment which adversely affects any member of our Company; (iv) willful and gross misconduct in the performance of his duties hereunder that results in economic or other injury to our Company or its subsidiaries or affiliates; (v) a material breach of the restrictive covenants set forth in the employment agreement; or (vi) a material breach by him of any of his obligations under the employment agreement.

•

With respect to Mr. Caron: (i) material failure by him to exercise a reasonable level of skill and efficiency in performing his duties or responsibilities; (ii) misconduct by him which injures the general reputation of our Company or its subsidiaries or affiliates or interferes with contracts or operations of our Company or its subsidiaries or affiliates; (iii) his conviction of, or entry of a guilty or no contest plea to, a felony or any crime involving moral turpitude; (iv) fraud, misrepresentation, or breach of trust by him in the course of his employment which adversely affects our Company or its subsidiaries or affiliates; (v) his willful and gross misconduct in the performance of his duties hereunder that results in economic or other injury to our Company or its subsidiaries or affiliates; (vi) a material breach of the restrictive covenants set forth in the employment agreement; or (vii) a material breach by him of any of his obligations under the employment agreement.

As used in the employment agreements of Messrs. Foust and Stein, “disability” shall mean a disability that qualifies or, had the executive been a participant, would qualify him to receive long-term disability payments under our Company’s group long-term disability insurance plan or program, as it may be amended from time to time.

As used in the employment agreements of Messrs. Foust and Stein, “good reason” shall generally mean the occurrence of any one or more of the following events without the executive’s prior written consent, along with our Company’s failure to cure within 30 days after the receipt of notice thereof: (i) assignment of any duties materially inconsistent with the executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by the employment agreement, or any other action by our Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by our Company; (ii) reduction in the case of Mr. Foust, and material reduction in the case of Mr. Stein, of annual base salary or bonus opportunity, each as in effect on the date of the employment agreement or as the same may be increased from time to time; (iii) the relocation of our offices at which the executive is principally employed to a location more than 45 miles from such location, or our Company’s requiring the executive to be based at a location more than 45 miles from such principal place of employment, except for required travel on company business; or (iv) failure to obtain a satisfactory agreement from any successor to assume and agree to perform our Company’s obligations under the employment agreement.

As used in the employment agreements of Messrs. Foust, Stein and Peterson, “change in control” means the occurrence of any of the following events:

•

the acquisition, directly or indirectly, by any person or group of beneficial ownership of securities entitled to vote generally in the election of directors (referred to as voting securities) that represent 35% or more of the combined voting power of our then outstanding voting securities, subject to certain exceptions;

•

individuals who, as of the date of the closing of our initial public offering constitute the Board cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date of the agreement whose election by our stockholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the incumbent Board will be considered as though such individual were a member of the incumbent Board;

•

our consummation (whether directly or indirectly through one or more intermediaries) of a merger, consolidation, reorganization or business combination or a sale or other disposition of all or substantially all of our assets or the acquisition of assets or stock of another entity, in each case, other than a transaction;

•

which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, us or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business) directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

•

after which no person or group, other than Global Innovation Partners, LLC or CALPERS, or any affiliate thereof, beneficially owns voting securities representing 35% or more of the combined voting power of the successor entity; or

•	approval by our stockholders of our liquidation or dissolution.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
A. William Stein,	—	—	—	—	—	2/10/2011	(3)	9,153	606,844	—	—
Chief Executive Officer						2/14/2012	(4)	14,003	928,399	—	—
and Chief Financial Officer						2/11/2013	(5)	18,402	1,220,053	—	—
						2/11/2014	(6)	24,563	1,628,527	—	—
						3/17/2014	(7)	11,648	772,262	—	—

Michael F. Foust,	—	—	—	—	—	—		—	—	—	—
Former Chief Executive Officer(10)

Scott E. Peterson,	—	—	—	—	—	2/10/2011	(3)	6,102	404,563	—	—
Chief Investment Officer						2/14/2012	(4)	9,335	618,911	—	—
						2/11/2013	(5)	12,269	813,435	—	—
						2/11/2014	(6)	15,352	1,017,838	—	—

David J. Caron,	—	—	—	—	—	2/10/2011	(3)	4,882	323,677	—	—
Senior Vice President,						2/14/2012	(4)	8,402	557,053	—	—
Portfolio Management						2/11/2013	(5)	12,269	813,435	—	—
						2/11/2014	(6)	16,887	1,119,608	—	—

Bernard Geoghegan,	—	—	—	—	—	5/1/2013	(8)	3,758	249,155	—	—
Managing Director, EMEA						2/11/2014	(6)	9,979	661,608	—	—
and Asia Pacific						11/3/2014	(9)	3,694	244,912	—	—

(1)	Represents long-term incentive units in our operating partnership for each of our named executive officers, which vest in installments over periods, approximately three to four years, following the grant date.
(2)	Based on the closing market price of our Common Stock on December 31, 2014 of $66.30 per share.
(3)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2015.
(4)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2015 (50%) and will vest on February 27, 2016 (50%).
(5)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2015 (25%) and remainder will vest in equal amounts on each of February 27, 2016 and 2017.
(6)	Time-based units that satisfy the performance condition vested on February 27, 2015 (25%) and will vest on February 27, 2016 (50%) and February 27, 2017 (25%).
(7)	Vested on February 27, 2015 (50%) and remainder will vest on February 27, 2016 (50%).
(8)	Will vest in equal amounts on each of May 1, 2015, 2016 and 2017.
(9)	Will vest in equal amounts on each of November 3, 2015, 2016, 2017 and 2018.
(10)	Does not include 18,079 Class D Units that Mr. Foust claims remain outstanding and subject to continued vesting following his separation from the Company. Such units are in dispute and are currently subject to litigation.

Option Exercises and Stock Vested

The following table discloses the number of options exercised by our named executive officers during 2014, and the value realized by these officers on exercise. The following table also discloses the number of long-term incentive units which vested during 2014, and the value realized by these officers on vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
A. William Stein, Chief Executive Officer and Chief Financial Officer	28,415	$1,523,870
Michael F. Foust, Former Chief Executive Officer(2)	53,642	2,876,896
Scott E. Peterson, Chief Investment Officer	18,945	1,016,003
David J. Caron, Senior Vice President, Portfolio Management	14,414	773,333
Bernard Geoghegan, Managing Director, EMEA and Asia Pacific	1,252	67,032

(1)	Value realized on vesting of long-term incentive units is calculated based on the per share closing market price of our Common Stock on the vesting dates of such units and assumes those units were exchanged for Common Stock and sold on that date.
(2)	Does not include 127,644 long-term incentive units which Mr. Foust claims vested in connection with his separation from the Company. Such units are in dispute and are currently subject to litigation.

Nonqualified Deferred Compensation

The following table provides certain information relating to the participation of our named executive officers in our Deferred Compensation Plan during 2014. Mr. Stein was the only named executive officer that participated in our Deferred Compensation Plan during 2014.

Name	Executive contributions in last FY ($)(1)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
A. William Stein,	$1,000,000	$—	$—	$—	$1,000,000
Chief Executive Officer and Chief Financial Officer

(1)	The full amount of Mr. Stein’s $1,000,000 contribution to the Deferred Compensation Plan during 2014 is included as compensation in the “Summary Compensation Table” for 2014, above.

Deferred Compensation Plan

The Board adopted the Digital Realty Trust, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) on October 22, 2013. Under the Deferred Compensation Plan, which was amended on November 4, 2014, eligible employees, including our named executive officers, are permitted to defer receipt of up to 100% of their base salary, bonus and/or commissions. Eligible employees, including our named executive officers, may only elect to defer, compensation earned on or after January 1, 2014 under the Deferred Compensation Plan.

The amounts deferred under each participant’s Deferred Compensation Plan accounts are deemed to be invested in investment alternatives chosen by the participant from a range of choices established by our Compensation Committee, which administers the Deferred Compensation Plan. The balances of participant accounts are adjusted to reflect the gains or losses that would have been obtained if the participant contributions had actually been invested in the applicable investment alternatives.

Participants may elect to defer the distribution of their account balances until the occurrence of a specified future date or event, including: (i) a future year specified by the participant, (ii) the participant’s termination of employment, (iii) the participant’s death or disability, or (iv) a change in control of the Company. Participants may also elect whether to receive distributions of their account balances in a single lump-sum amount or in annual installments to be paid over a period of two to ten years. In addition, if a participant elects to receive a distribution of his or her account balance upon a termination of employment, the participant may elect whether his or her distributions will be made or commence, as applicable, in the second through tenth calendar years to occur following such termination of employment (a “Post-Separation Election”).

Payment of a participant’s account will be made or commence, as applicable, as follows: (i) in the case of a specified year, on the Company’s first regular payroll date to occur during the month of July (the “Payment Date”) of the year specified by the participant, (ii) in the case of a termination of employment, on the Payment Date occurring during the year immediately following such termination of employment or, if the participant has made a Post-Separation Election, on the Payment Date occurring during the second through tenth year (as applicable) following such termination of employment, (iii) in the case of death or disability, on the Payment Date occurring during the year immediately following such death or disability, as applicable, or (iv) in the case of a change in control of the Company, as soon as possible following the change in control. If a participant selects more than one distribution event, payments will be made or commence, as applicable, on the earliest selected distribution event to occur.

The Deferred Compensation Plan is administered by our Compensation Committee, which has the authority to appoint or delegate the administration of the plan to another individual or sub-committee. The Deferred Compensation Plan is an unfunded plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. A “rabbi trust” has been established to satisfy our obligations under the Deferred Compensation Plan.

Potential Payments upon Termination or Change in Control

Our named executive officers are entitled to full vesting of all equity awards (other than certain performance-based vesting equity awards that have not met their performance-based vesting requirement) held by them upon a change in control, even absent a termination of employment. Certain of our named executive officers are also entitled to severance payments upon qualifying terminations of employment pursuant to the terms of their employment agreements, as set forth under “—Narrative Disclosure to Compensation Tables—Employment Agreements” above.

The following table sets forth an estimate of the payments to be made to our named executive officers in the event that a qualifying termination of employment or a change in control occurs, assuming that the triggering event took place on December 31, 2014.

Name	Without Cause or for Good Reason (without Change in Control)		Death or Disability	Without Cause or for Good Reason (with Change in Control)(1)		Occurrence of Change in Control(2)
A. William Stein,
Chief Executive Officer and Chief Financial Officer
Severance Payment	$3,468,640		$2,067,837	$4,807,609		—
Unvested Profits Interest Units(3)	—		5,156,085	5,156,085		5,156,085
Health Insurance	—		—	14,810		—
Michael F. Foust(4)
Former Chief Executive Officer
Scott E. Peterson,
Chief Investment Officer
Severance Payment	462,171	(5)	—	924,342	(5)	—
Unvested Profits Interest Units(3)	—		2,854,745	2,854,745		2,854,745
David J. Caron,
Senior Vice President, Portfolio Management
Severance Payment	174,475	(5)	—	174,475	(5)	—
Unvested Profits Interest Units(3)	—		2,813,772	2,813,772		2,813,772
Bernard Geoghegan
Managing Director, EMEA and Asia Pacific
Unvested Restricted Stock Units(3)(5)	—		1,155,675	1,155,675		1,155,675
(1)	With respect to Mr. Peterson, pursuant to his employment agreement, this includes a termination of his employment by us without “cause” (as defined in his employment agreement) within the six-month period immediately preceding a “change in control” in connection with such “change in control” (as defined in our 2014 Plan), upon the occurrence of which, Mr. Peterson would be entitled to an additional payment of $433,015.
(2)	The amounts payable that are reflected in this column with respect to acceleration of each named executive officer’s equity awards will only be paid once upon the occurrence of a change in control and not again in the event of a subsequent termination of employment.
(3)	Pursuant to the employment agreements with Messrs. Stein and Peterson, the executive will continue to be deemed a “service provider” under all performance-based vesting awards until all such awards that ultimately have satisfied their performance conditions vest (except, in the case of Mr. Stein upon a termination of his employment by us without cause or for good reason without any change in control, and, in the case of Mr. Peterson upon a termination of his employment by us without cause without any change in control or upon his death or disability). The employment agreements with Messrs. Caron and Geoghegan do not include such provisions. Pursuant to the equity award agreements with each of our named executive officers, unvested time-based equity awards will vest immediately upon a change of control and unvested performance-based equity awards will vest immediately (i) with respect to all such outstanding awards if a change of control occurs prior to the performance condition measurement date, or (ii) with respect to the portion of such award determined to have met the performance condition if a change of control occurs after the performance condition measurement date.
(4)	Mr. Foust’s employment terminated in March 2014. In connection with his termination, Mr. Foust received Company-subsidized continued health insurance coverage valued at $5,363. Mr. Foust claims that he is entitled to receive approximately $6.4 million in severance payments and accelerated vesting of 127,644 long-term incentive units in connection with his separation from the Company. Such amounts are in dispute and are currently subject to litigation.
(5)	The employment agreements with Messrs. Peterson, Caron and Geoghegan do not provide for any benefits upon termination by the applicable executive for “good reason.”

2015 Salary

In February 2015, the Compensation Committee set the following salaries for our named executive officers:

Name	2015 Salary
A. William Stein	$750,000
Scott E. Peterson	525,171
David J. Caron*	348,950
Bernard Geoghegan	440,751

*	Mr. Caron’s employment with the Company terminated on March 13, 2015.

DIRECTOR COMPENSATION

We use a combination of cash and equity-based incentive compensation to attract and retain qualified non-employee director candidates to serve on our Board. In setting non-employee director compensation, we consider the significant amount of time that directors spend in fulfilling their duties to our Company as well as the skill level we require of members of our Board.

Compensation of Directors

Pursuant to our director compensation program, each of the Company’s directors who is not an employee of the Company or any of its subsidiaries receives an annual cash retainer of $60,000 for services as a director. Directors receive annual fees for service as members (excluding chairs) on the following committees, in addition to the foregoing retainer of $60,000: $10,000 for the Audit Committee; $7,500 for the Compensation Committee; $7,500 for the Nominating and Corporate Governance Committee; and $7,500 for the Strategy Committee. The director who serves as the chair of the Audit Committee receives an annual retainer of $20,000; the director who serves as the chair of the Compensation Committee receives an annual retainer of $15,000; the director who serves as the chair of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000; and the director who serves as the chair of the Strategy Committee receives an annual retainer of $15,000. In addition, any non-employee director who serves as Chairman of the Board receives an annual cash retainer of $25,000 (in addition to the annual cash base retainer of $60,000). Directors are reimbursed separately for out-of-pocket expenses incurred while performing their duties.

Directors who are also our employees or employees of any of our subsidiaries do not receive compensation for their services as directors.

Our 2014 Plan provides for formula grants of long-term incentive units to non-employee directors as follows:

•

Pro Rata Grant. Each person who first becomes a non-employee director on a date other than the date of an annual meeting of stockholders will, on the date of such person first becoming a non-employee director, be granted a number of long-term incentive units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of months that have elapsed since the immediately preceding annual meeting of stockholders, by (y) 12. The award will be fully vested on the date of grant.

•

Annual Grant. Each person who first becomes a non-employee director at an annual meeting of stockholders and each person who otherwise continues to be a non-employee director immediately following such annual meeting will, on the date of such annual meeting, be granted a number of long-term incentive units equal to the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on the date of such annual meeting. The award will be fully vested on the date of grant.

In addition, the non-employee director may elect in advance to receive in lieu of his or her annual unit award an equivalent number of shares in the form of a stock payment or restricted stock, as applicable, subject to the same vesting schedule (if any) as would have applied to the corresponding grant of long-term incentive units. If a non-employee director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), on the date of any grant of long-term incentive units to such director, then the director will not receive such grant of long-term incentive units, and in lieu thereof will automatically be granted an equivalent number of shares in the form of a stock payment or restricted stock, as applicable, subject to the same vesting schedule (if any) as would have applied to the corresponding grant of long-term incentive units.

The table below summarizes the compensation we paid to directors, excluding Messrs. Foust and Stein, who did not receive compensation for their services as a director during 2014 and whose compensation for the year ended December 31, 2014 is fully reflected above under “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Laurence A. Chapman	$103,750	$124,973	N/A	—	$228,723
Kathleen Earley	111,250	124,973	N/A	—	236,223
Ruann F. Ernst, Ph.D.	111,250	124,973	N/A	—	236,223
Kevin J. Kennedy	86,250	124,973	N/A	—	211,223
William G. LaPerch	231,492	124,973	N/A	—	356,465
Dennis E. Singleton	122,500	225,011	N/A	—	347,511
Robert H. Zerbst	289,153	124,973	N/A	—	414,126

(1)	As of December 31, 2014, the members of the Audit Committee are Mr. Chapman (Chair), Ms. Earley, Ms. Ernst and Mr. LaPerch; the members of the Compensation Committee are Mr. Zerbst (Chair), Ms. Earley, Ms. Ernst and Mr. Kennedy; the members of the Nominating and Corporate Governance Committee are Ms. Earley (Chair), Mr. Chapman, Mr. Singleton and Mr. Zerbst; and the members of the Strategy Committee were Ms. Ernst (Chair), Mr. Kennedy and Mr. LaPerch. Fees paid in cash for the year ended December 31, 2014 reflect inadvertent overpayments to Messrs. Chapman and Zerbst in the amounts of $5,000 and $7,500, respectively, and to Mses. Earley and Ernst in the amount of $7,500 each. The overpayment amounts will be deducted from future cash payments to the affected directors.
(2)	The amounts in this column represent the full grant date fair value of long-term incentive units granted during 2014 in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2014, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2014, included in the Company’s and our operating partnership’s Annual Report on Form 10-K for the year ended December 31, 2014.
(3)	The aggregate number of unvested long-term incentive units outstanding at December 31, 2014 for each of our non-employee directors is set forth in the table below:

Mr. Chapman	5,100
Ms. Earley	4,300
Ms. Ernst	10,489
Mr. Kennedy	3,974
Mr. LaPerch	3,974
Mr. Singleton	18,543
Mr. Zerbst	8,260

For Mr. Kennedy and Mr. LaPerch, the amounts in this column include pro rata awards granted for the portion of the year in 2013 during which they served prior to being re-elected at the 2013 Annual Meeting of Stockholders.

Stock Ownership Guidelines

In 2009, our Board adopted guidelines encouraging each director to hold shares of the Company’s stock, which may include long-term incentive units in our operating partnership, in an amount equal to 2.5 times the aggregate number of shares and units granted to such director pursuant to the applicable incentive award plan during the preceding fiscal year, and to achieve this ownership level by the sixth year of such director’s Board membership. This guideline is non-binding and the number of shares of the Company’s stock owned by any director is a personal decision. Our directors who have been members of our Board for at least six years have met these guidelines.

COMPENSATION RISK ASSESSMENT

The Company believes that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2014, the Company’s management conducted an extensive review of the design and operation of our compensation program and its findings were presented to the Compensation Committee and the Board. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, the Company believes that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

EQUITY COMPENSATION PLAN TABLE

The following table provides information with respect to shares of our Common Stock that may be issued under our existing equity compensation plan.

Equity Compensation Plan Information(1)

	(a)	(b)	(c)	(d)
	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options(2)	Number of shares of Restricted Common Stock and Common Stock issuable upon redemption of outstanding long- term incentive units and class C units(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (c))(4)
Plan Category
Equity compensation plans approved by stockholders(5)	80,933	$37.25	1,868,649	5,388,485
Equity compensation plans not approved by stockholders	N/A	N/A	N/A	N/A

(1)	Information as of December 31, 2014.
(2)	The weighted-average remaining term is 2.03 years.
(3)	The number of unvested full-value awards is 614,917. Full-value awards are comprised of restricted stock and long-term incentive units.
(4)	Includes shares available for future grants of stock options, restricted stock and other stock-based awards and shares issuable upon redemption of long-term incentive units available to be granted under the 2014 Plan.
(5)	Consists of the 2014 Plan and the 2004 Plan.

ITEM 4.	ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

We are asking stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers as reported in this Proxy Statement.

At our 2011 Annual Meeting of Stockholders, the majority of the votes cast by our stockholders were in favor of holding a say-on-pay vote every year. The Board took into account this strong preference for an annual vote and determined that we will hold a non-binding, advisory vote on the compensation of our named executive officers every year until the next non-binding, advisory vote on the frequency of holding a say-on-pay vote occurs.

Summary

At our 2014 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with 94% of the votes cast in favor of the say-on-pay proposal. We believe this affirms our stockholders’ support of our approach to executive compensation.

As described more fully in the Compensation Discussion and Analysis, or CD&A, section of this Proxy Statement, the compensation program for our named executive officers is designed to attract, retain and motivate experienced and talented executives who can help achieve short-term and long-term performance goals necessary to maximize stockholder value. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each named executive officer is based on financial and operational goals and organizational development goals established by the Compensation Committee, and each named executive officer’s bonus opportunity provides for target and maximum bonus amounts, expressed as a percentage of base salary. Long-term incentive awards include grants of long-term incentive units in our operating partnership intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this Proxy Statement and executive-related compensation tables for more information.

We emphasize pay-for-performance. Our compensation philosophy is to pay for performance, support our business strategies, and offer competitive compensation arrangements. In the CD&A, we have provided stockholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs, and how our compensation plans are administered.

During the past several years, the Company has been focused on growing our operations internally and through strategic acquisitions as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its sales and marketing strategy, including implementing a mid-market approach to support its leasing efforts, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in the year ended December 31, 2014 include, among other things, the following:

•

Reported FFO of $5.04 per diluted share and unit for the year ended December 31, 2014, up 6% from $4.74 per diluted share and unit for the year ended December 31, 2013. (A reconciliation of FFO to net income is included on page 84 of our Annual Report on Form 10-K for the year ended December 31, 2014.)

•

Formed a joint venture with an affiliate of Griffin Capital Essential Asset REIT, Inc. (GCEAR). Digital Realty seeded the joint venture with the property located at 43915 Devin Shafron Drive (Building A) in Ashburn, Virginia, which is a Turn-Key Flex® data center property valued at approximately

$185.5 million (excluding approximately $2.1 million of closing costs). The joint venture arranged a $102.0 million five-year secured bank loan at LIBOR plus 225 basis points, representing a loan-to-value ratio of approximately 55%. The transaction generated approximately $167.5 million of net proceeds to us, comprised of our share of the initial draw-down on the bank loan in addition to GCEAR’s equity contribution, less our share of closing costs

•	Completed an acquisition of vacant land for future development totaling $23.0 million.

•	During the year ended December 31, 2014, signed new leases totaling approximately 1.4 million square feet, which represent approximately $158.6 million in annualized GAAP rent.

•

Increased the annual dividend on our Common Stock by 6% in 2014 from 2013, representing the 12th dividend increase since, and a compounded annual growth rate of 14.3% since our first full quarter of operations following, our initial public offering.

•	Completed a £300 million 9.5-year senior unsecured notes offering with a coupon of 4.75% per annum.

•

Completed an offering of our 7.375% Series H Cumulative Redeemable Preferred Stock for gross proceeds of $353 million, including the proceeds from the exercise of a portion of the underwriters’ over-allotment option.

Consistent with our compensation philosophy to pay for performance, because the maximum level of our 2014 FFO goal was achieved, the 2014 performance-based annual incentive cash bonuses for our named executive officers were higher than the bonuses for 2013 when our 2013 FFO maximum goal was not achieved and the bonuses for 2012 when our 2012 FFO goal exceeded target but did not achieve the maximum level. Annual incentive bonuses earned by our named executive officers’ (other than Mr. Foust) in 2014 ranged from 96% to 190% of their respective target bonuses. As discussed further in “Description of Individual Elements of Compensation—Annual Incentive Bonuses” in the CD&A, the Compensation Committee utilized core FFO, which is FFO adjusted to exclude certain items that do not represent core revenue streams, such as termination fees, or core expenses, such as significant transaction expenses, which the Compensation Committee determined to be more indicative of the Company’s performance and to give a more accurate picture of the Company’s annual performance.

Further, the Compensation Committee has significantly modified the equity incentive compensation granted to our named executive officers and other members of the senior management in 2014. The new long-term incentive plan for our named executive officers and other members of our senior management features equity incentive awards that are subject to performance vesting based on total stockholder return relative to the MSCI US REIT Index, or RMS, over a three-year measurement period and are subject to further time vesting over a one-year period following the conclusion of the measurement period.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We believe that equity awards serve to align the interests of our named executive officers with those of our long-term stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program, with equity awards ranging between 57% and 93% of our named executive officers’ compensation opportunity in 2014. The performance-based equity awards granted in 2014 generally time-vest over a one-year period following the end of the applicable three-year performance period.

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee retained FPL as an independent compensation consultant to provide it with advice and guidance on our executive compensation program design and to evaluate our executive compensation program. The Compensation Committee oversees and periodically assesses the risks associated with our company-wide compensation policies and practices to determine whether such policies and practices encourage unnecessary or excessive risk taking.

We provide competitive pay opportunities. The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with an operating metric. We have chosen the selected metrics to align employee compensation, including compensation for the executives named in the Summary Compensation Table of this Proxy Statement, to our business strategy. The following are a few key 2014 actions and decisions with respect to our compensation program:

•

As with past years, the named executive officers were eligible to earn cash incentive compensation based upon achievement of specific financial, operational and organizational objectives for 2014 as approved by the Compensation Committee that are designed to challenge the named executive officers to high performance.

•	A significant portion of our named executive officers’ total cash compensation remains dependent on Company, business group and individual performance.

•	The Compensation Committee determines annual base salaries after reviewing salary survey data based on the Company’s historical performance relative to its peer group.

•

Our compensation programs encourage employees to build and maintain an ownership interest in the Company. In addition to performance-based vesting, 2014 equity awards granted to our named executive officers (other than the one-time transition awards) are subject to time vesting over the one-year period following the end of the applicable three-year performance period.

•

In 2014, FPL was retained directly by and reported to the Compensation Committee. FPL did not have any prior relationship with any of our named executive officers. FPL provided certain additional executive recruitment services for us in 2014.

•

In connection with the amendment and restatement of Mr. Stein’s employment agreement in November 2014, we removed Mr. Stein’s right to receive a tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code. Accordingly, none of our current named executive officers are entitled to tax gross-up payments.

•

Base salaries represented 9% to 17% whereas performance-based compensation represented 27% to 38% of the total compensation opportunity for our named executive officers (other than Mr. Foust) reflecting our philosophy of paying for performance and aligning the interests of our named executive officers with stockholders’ interests.

•

Based on the recommendations of management, a review of the Company’s business plan and strategic objectives and the analysis provided by FPL, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer for 2014.

Recommendation

The Board believes that the information provided above and within the CD&A section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. Further, in taking the Company’s recent stock performance under consideration and awarding longer-term equity awards based on the Company’s stock performance over a three-year period, the Board believes it has further aligned our management’s interests with that of our stockholders.

In accordance with Section 14A of the Exchange Act and the Board’s determination to hold a say-on-pay vote on an annual basis, and as a matter of good corporate governance, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion of this Proxy Statement, is hereby approved, on a non-binding, advisory basis, by the stockholders of the Company.”

This advisory resolution is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2016 Annual Meeting of Stockholders, and the next advisory vote on the frequency of holding a say-on-pay vote will occur no later than the 2017 Annual Meeting of Stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting for the adoption of this resolution is required to approve the compensation of the named executive officers disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THIS RESOLUTION APPROVING, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K UNDER THE SECURITIES ACT AND THE EXCHANGE ACT.

AUDIT MATTERS

Audit Committee Report*

The Audit Committee assists the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s annual consolidated financial statements and the effectiveness of internal control over financial reporting as of year end.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2014 with the Company’s management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope of and plans for the audit by KPMG LLP. The Audit Committee regularly meets with KPMG LLP, with and without management present, to discuss the results of its examination, its evaluation of the effectiveness of the Company’s internal control over financial reporting as of year end, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the management of the Company and by KPMG LLP. The Audit Committee has also received and discussed with KPMG LLP the written disclosures and the letter from KPMG LLP that are required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, discussed with KPMG LLP its independence from management and the Audit Committee, and discussed with KPMG LLP the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the United States Securities and Exchange Commission.

Laurence A. Chapman, Chair Kathleen Earley Ruann F. Ernst, Ph.D. William G. LaPerch

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Independent Registered Public Accounting Firm

The following summarizes the fees incurred for KPMG LLP’s services for the years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees(1)	$1,653,933	$1,682,301
Audit-Related Fees(2)	315,771	1,071,354
Tax Fees(3)	75,000	224,471
All Other Fees(4)	52,913	100,278

Total Fees	$2,097,617	$3,078,404

(1)	“Audit Fees” are the aggregate fees billed by KPMG LLP for professional services rendered in connection with the Company’s common and preferred stock offerings, debt securities offerings, reviews of the Company’s quarterly financial statements and the integrated audit of the Company’s annual consolidated financial statements and internal control over financial reporting as of period end.
(2)	“Audit-Related Fees” for 2013 include fees relating to data center service organization control audits, required foreign statutory audits for properties in Europe and Asia, and audits for a joint venture and certain individual properties which were required by lenders. “Audit-Related Fees” for 2014 include required foreign statutory audits for properties in Europe, Asian, and Australia, and audits for two joint ventures.
(3)	“Tax Fees” include fees relating to tax due diligence assistance in connection with potential acquisitions and tax assistance with taxing authority inquiries in foreign jurisdictions as well as other miscellaneous tax consulting services.
(4)	“All Other Fees” include fees primarily relating to financial due diligence assistance in connection with potential acquisitions in 2014 and 2013.

All audit, audit-related, tax and all other services provided by KPMG LLP were pre-approved by the Audit Committee or by the Chair of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the consummation of our initial public offering, our operating partnership entered into a contribution agreement with San Francisco Wave Exchange, LLC, Santa Clara Wave Exchange, LLC and Exchange Colocation, LLC, referred to below as the eXchange parties, pursuant to which the eXchange parties contributed their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities to our operating partnership in exchange for cash, units and the assumption of debt. Under the eXchange parties’ contribution agreement, we agreed to indemnify each eXchange party against adverse tax consequences in the event our operating partnership directly or indirectly sold, exchanged or otherwise disposed of (whether by way of merger, sale of assets or otherwise) in a taxable transaction any interest in 200 Paul Avenue or 1100 Space Park Drive until the earlier of November 3, 2013 and the date on which these contributors or certain transferees held less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering. These tax indemnities did not apply to the disposition of a restricted property pursuant to a transaction described in Section 721, 1031 or 1033 of the Code, or other applicable non-recognition provision under the Code. Under the eXchange parties’ contribution agreement, we also agreed to make $17.8 million of indebtedness available for guaranty by these parties until the earlier of November 3, 2013 and the date on which these contributors or certain transferees held less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering.

We granted those persons who received units in the formation transactions, including Cambay Tele.com, LLC and Wave Exchange, LLC (affiliates of the eXchange parties), certain registration rights with respect to the shares of our Common Stock that may be acquired by them in connection with the exercise of the redemption/exchange rights under the partnership agreement of our operating partnership. These registration rights require us to use our commercially reasonable efforts to keep effective a “shelf” registration statement covering all such shares of Common Stock. In addition, Cambay Tele.com, LLC and Wave Exchange, LLC have the right, on one occasion, to require us to undertake a “demand” registration.

In September 2014, William G. LaPerch, one of our independent directors, was appointed to the board of directors of Windstream Holdings, Inc., or Windstream, a communications service provider and one of our clients. In the year ended December 31, 2014, Windstream paid to us approximately $1.8 million in rent and other charges.

Bernard Geoghegan, our Managing Director, EMEA and Asia Pacific and an executive officer of the Company, holds a 10% equity interest in Servecentric, a tenant of ours. In the year ended December 31, 2014, Servecentric paid to us approximately $6.8 million in rent and other charges.

Review, Approval or Ratification of Transactions with Related Persons

Our Board or the appropriate committee of the Board reviews material transactions between us, the operating partnership and any of our directors or executive officers. Our Code of Business Conduct and Ethics and Corporate Governance Guidelines provide that each executive officer and director report conflicts of interest to the General Counsel or the Chairman of the Board, as applicable. Directors are also subject to the conflict provisions set forth in our Corporate Governance Guidelines. The Board or the appropriate committee of our Board will resolve all conflicts of interest involving officers or directors. The Board or the appropriate committee of the Board may waive provisions of our Code of Business Conduct and Ethics with respect to executive officers and directors. Any such waivers will be disclosed to our stockholders to the extent required by applicable laws and regulations. We intend to disclose on our website at www.digitalrealty.com any amendment to, or waiver of, any provision of our Code of Business Conduct and Ethics applicable to our directors and executive officers required to be disclosed under the rules of the SEC and NYSE.

Indemnification Agreements

We have entered into indemnification agreements with all of our named executive officers and other executive officers and with each of our directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that:

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding, other than a proceeding by or in the right of our Company, by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or executive officer actually received an improper personal benefit in money, property or other services; or

•	with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful.

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding by or in the right of our Company to procure a judgment in our Company’s favor by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•

the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or

•	the director or executive officer actually received an improper personal benefit in money, property or services;

provided, however, that we will have no obligation to indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding.

•	Upon application of a director or executive officer of our Company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

•

the court determines that such director or executive officer is entitled to indemnification under the applicable section of the Maryland General Corporation Law (the “MGCL”), in which case the director or executive officer shall be entitled to recover from us the expenses of securing such indemnification; or

•

the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer has met the standards of conduct set forth in the applicable section of the MGCL or has been adjudged liable for receipt of an improper personal benefit under the applicable section of the MGCL;

provided, however, that our indemnification obligations to such director or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by or in the right of our Company or in which the officer or director shall have been adjudged liable for receipt of an improper personal benefit under the applicable section of the MGCL.

•

Notwithstanding, and without limiting any other provisions of the agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

•

We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the director or executive officer furnishes us with a written affirmation of the director’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by our Company has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

•	We must pay all indemnifiable expenses to the director or executive officer within 20 calendar days following the date the director or executive officer submits proof of the expenses to us.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ANNUAL REPORT ON FORM 10-K

Stockholders may obtain without charge a copy of the Company’s and the operating partnership’s Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2014, by downloading the report from the Investors section of the Company’s website at www.digitalrealty.com, from the Company’s e-proxy website at http://www.proxyvote.com or by writing to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such reports received by us, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2014, the Reporting Persons met all applicable Section 16(a) filing requirements, with the exception of the following: one late Form 4 filing for James M. Smith covering one transaction with respect to each of the Company and the operating partnership.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at our 2016 Annual Meeting. To be eligible for inclusion in our 2016 Proxy Statement, your proposal must be received in writing not later than December 3, 2015 and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought before an annual meeting, including director nominations, whether or not included in our Proxy Statement. If you would like to nominate a director or bring any other business before the stockholders at the 2016 Annual Meeting, you must comply with the procedures contained in our Bylaws, including notifying us in writing in a timely manner, and such business must otherwise be a proper matter for action by our stockholders. To be timely under our current Bylaws, the notice must be delivered to our Secretary at Four Embarcadero Center, Suite 3200, San Francisco, California 94111, the Company’s principal executive office, not earlier than November 3, 2015 and not later than 5:00 p.m., Pacific Time, on December 3, 2015. In the event that the date of the 2016 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2015 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. If we have not received notice of a stockholder proposal or nomination within the time period specified above, the persons entitled to vote the proxies solicited by this proxy statement will have the ability to vote on such matters in their discretion pursuant to Rule 14a-4(c)(1) and Rule 14a-5(e)(2) under the Exchange Act.

Our Bylaws provide that nominations of individuals for election to the Board and the proposal of business to be considered by our stockholders may be made at an annual meeting pursuant to our notice of meeting, by or at the direction of the Board or by any stockholder of the Company who was a stockholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who complied with the notice, information and consent procedures set forth in our Bylaws.

A stockholder’s notice regarding a director nomination or other proposal shall include, without limitation:

•

as to each individual whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, and

•

as to any other business that the stockholder proposes to bring before the meeting, a description of the business, the stockholder’s reasons for proposing such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), a reasonably detailed description of all agreements, arrangements and understandings between or among any of the stockholders or between or among any stockholder and any other person or entity (including their names) in connection with the proposal of such business by such stockholder, any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom and any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Regulation 14A (or any successor provision) under the Exchange Act; provided, however, that the disclosures required by this paragraph shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a stockholder giving the notice solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

“Stockholder Associated Person” of any stockholder means:

•	any person acting in concert with such stockholder,

•	any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and

•	any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

The notice must also contain and be accompanied by certain additional information as specified in our Bylaws, including information about the stockholder providing the notice, the proposed nominee and other information as we may reasonably require. Stockholders making nominations must provide, among other things, information regarding each such stockholder’s, any Stockholder Associated Person’s and their affiliates’ ownership of Company securities (beneficially or of record) including any right to acquire additional securities in the future, proxy or voting agreements with respect to the Company securities, holdings of “synthetic equity,” derivatives, hedges or short positions and other material interests and relationships that could influence nominations or proposals and other information that would be required in a proxy statement. Additionally, a stockholder nominating a director candidate is required to disclose the same information about the proposed nominee that would be required if the proposed nominee were submitting a proposal, and the proposed nominee is required to complete a questionnaire and certify that such proposed nominee (i) has not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company and (ii) will serve as director if elected. Such information must be updated and supplemented so as to be accurate. We recommend that any stockholder wishing to nominate a director at an annual meeting review a copy of our Bylaws.

Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by Board members, management or other parties are evaluated.

You may write to our Secretary at our principal executive office, Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker, direct your written request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or contact Investor Relations by telephone at (415) 738-6500. Upon written or oral request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or by telephone at (415) 738-6500 from a stockholder at a shared address to which a single copy of the proxy materials was delivered, we will promptly deliver a separate copy of the proxy materials to such requesting stockholder. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact their broker.

By Order of Our Board of Directors,

A. William Stein
Chief Executive Officer and Chief Financial Officer

April 1, 2015

Appendix A

DIGITAL REALTY TRUST, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1 Purpose and Scope. The purpose of the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan (as amended from time to time, the “Plan”) is to assist employees of Digital Realty, Inc., a Maryland corporation (the “Company”) and its Participating Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

ARTICLE II.

DEFINITIONS

Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

2.1 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.2 “Administrator” shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

2.3 “Affiliate” shall mean the Company, the Service Company, and Parent or any Subsidiary.

2.4 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.5 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee described in Article 7 hereof.

2.6 “Common Stock” shall mean common stock, par value $0.01, of the Company.

2.7 “Compensation” of an Employee shall mean the regular straight-time earnings, base salary, annual cash bonus, commissions, vacation pay, holiday pay, jury duty pay, funeral leave pay or military pay paid to the Employee from the Company or any Participating Subsidiary or any Affiliate on each Payday as compensation for services to the Company or any Participating Subsidiary or any Affiliate before deduction for any salary deferral contributions made by the Employee to any tax-qualified or nonqualified deferred compensation plan of the Company, any Participating Subsidiary or any Affiliate, including prior week adjustments and overtime, but excluding incentive compensation, one-time bonuses (e.g., retention or sign-on bonuses), fringe benefits (including, without limitation, employer gifts), education or tuition reimbursements, imputed income arising under any Company, Participating Subsidiary or Affiliate group insurance or benefit program, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards and all contributions made by the Company, any Participating Subsidiary or any Affiliate for the Employee’s benefit under any employee benefit plan now or hereafter established. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Employee’s net income.

2.8 “Effective Date” shall mean the date on which the Plan is approved by the Company’s stockholders.

2.9 “Eligible Employee” means an Employee of the Company or any Participating Subsidiary.

2.10 “Employee” shall mean any person who renders services to the Company or a Participating Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Participating Subsidiary who does not render services to the Company or a Participating Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code.

2.11 “Enrollment Date” shall mean the first date of each Offering Period.

2.12 “Exercise Date” shall mean the last Trading Day of each Purchase Period, except as provided in Section 5.2 hereof.

2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14 “Expiration Date” shall mean the tenth (10th) anniversary of the date on which the Plan is initially approved by the stockholders of the Company.

2.15 “Fair Market Value” shall mean, as of any date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.16 “Grant Date” shall mean the first Trading Day of an Offering Period.

2.17 “Initial Offering Period” shall mean the period commencing on September 1, 2015, or such later date as determined by the Administrator, and ending on August 31, 2017.

2.18 “New Exercise Date” shall have such meaning as set forth in Section 5.2(b) hereof.

2.19 “Non-U.S. Subsidiary” shall mean shall mean any Subsidiary that is incorporated in, or otherwise organized under the laws of, any jurisdiction outside of the United States.

2.20 “Offering Period” shall mean (i) the Initial Offering Period and (ii) each twenty-four (24)-month period commencing on each September 1 and each March 1 to occur during the term of the Plan following the commencement of the Initial Offering Period, except as otherwise provided under Section 5.3 hereof.

2.21 “Option” shall mean the right to purchase Shares pursuant to the Plan during each Offering Period.

2.22 “Option Price” shall mean the purchase price of a Share hereunder as provided in Section 4.2 hereof.

2.23 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.24 “Participant” shall mean any Eligible Employee who elects to participate in the Plan.

2.25 “Participating Subsidiary” shall mean (i) each U.S. Subsidiary and (ii) each Non-U.S. Subsidiary that has been designated by the Board or Committee in its sole discretion as eligible to participate in the Plan in accordance with Section 7.2 hereof, in each case, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date.

2.26 “Partnership” shall mean Digital Realty Trust, L.P.

2.27 “Payday” shall mean the regular and recurring established day for payment of Compensation to an Employee of the Company or any Participating Subsidiary.

2.28 “Plan Account” shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

2.29 “Purchase Period” shall mean, with respect to any Offering Period, unless otherwise determined by the Administrator, each approximately six (6)-month period (i) commencing on March 1 and ending on August 31 and (ii) commencing on each September 1 and ending on February 28 (or, if applicable, February 29).

2.30 “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.31 “Services Company” shall mean Digital Services, Inc.

2.32 “Share” shall mean a share of Common Stock.

2.33 “Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company, the Services Company, the Partnership and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries.

2.34 “Trading Day” shall mean a day on which the principal securities exchange on which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a securities exchange, shall mean a business day, as determined by the Administrator in good faith.

2.35 “U.S. Subsidiary” shall mean any Subsidiary that is incorporated in, or otherwise organized under the laws of, the United States.

2.36 “Withdrawal Election” shall have such meaning as set forth in Section 6.1(a) hereof.

ARTICLE III.

PARTICIPATION

3.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Participating Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V hereof; provided, however, that an Eligible Employee may not participate in more than one Offering Period at a time, and no Eligible Employee participating in an Offering Period (the “Designated Offering Period”) may participate in any subsequent Offering Period that commences prior to the completion of the Designated Offering Period.

3.2 Election to Participate; Payroll Deductions

(a) Except as provided in Section 3.3 hereof, an Eligible Employee may become a Participant in the Plan only by means of payroll deduction. Subject to the proviso of Section 3.1 above, each individual who is an Eligible Employee as of the Enrollment Date of the applicable Offering Period may elect to participate in such Offering Period and the Plan by delivering to the Company a payroll deduction authorization no later than the tenth (10th) calendar day prior to the applicable Enrollment Date.

(b) Payroll deductions with respect to an Offering Period (i) shall be equal to at least one percent (1%) of the Participant’s Compensation as of each Payday during the applicable Offering Period, but not more than the lesser of fifteen percent (15%) of the Participant’s Compensation as of each Payday during the applicable Offering Period and (ii) may be expressed either as (A) a whole number percentage or (B) a fixed dollar amount (as determined by the Administrator). Notwithstanding the foregoing, in no event shall the aggregate amount of a Participant’s payroll deductions under the Plan during any calendar year exceed $25,000. Amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant’s Plan Account.

(c) Following at least one (1) payroll deduction, a Participant may decrease (to as low as 0%) the amount deducted from such Participant’s Compensation during an Offering Period upon ten (10) calendar days’ prior written or electronic notice to the Company; provided, however, that a Participant may not decrease the amount deducted more than two (2) times per Purchase Period. A Participant may not increase the amount deducted from such Participant’s Compensation during an Offering Period.

(d) Notwithstanding the foregoing, upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the Offering Period that commences immediately following the completion of such Offering Period at the same payroll deduction percentage as in effect at the completion of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with Section 3.1 hereof, or unless such Participant becomes ineligible for participation in the Plan.

3.3 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, an individual shall be treated as an Employee of the Company or Participating Subsidiary that employs such individual immediately prior to such leave.

ARTICLE IV.

PURCHASE OF SHARES

4.1 Grant of Option. Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. The number of Shares subject to a Participant’s Option shall be determined as of each applicable Exercise Date occurring such an Offering Period by dividing (a) such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during any Offering Period more than two thousand four hundred (2,400) Shares or during any Purchase Period more than six hundred (600) Shares (in each case, subject to any adjustment pursuant to Section 5.2 hereof). The Administrator may, for future Offering Periods and/or Purchase Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a Participant may purchase during such future Offering Periods and/or Purchase Periods. Each Option shall expire on last Exercise Date to occur during the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.

4.2 Option Price. The Option Price per Share to be paid by a Participant upon exercise of the Participant’s Option on each applicable Exercise Date for an Offering Period shall be equal to eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on (a) the applicable Grant Date and (b) such Exercise Date; provided that in no event shall the Option Price per Share be less than the par value per Share.

4.3 Purchase of Shares.

(a) On each Exercise Date occurring during an Offering Period, subject to Participant remaining an Eligible Employee through such Exercise Date, each Participant shall automatically and without any action on such Participant’s part be deemed to have exercised his or her Option to purchase at the applicable Option Price the largest number of whole Shares which can be purchased with the amount in the Participant’s Plan Account, subject to Sections 4.1 and 5.3 hereof. The balance, if any, remaining in the Participant’s Plan Account (after exercise of such Participant’s Option) as of such Exercise Date shall be carried forward to the next Purchase Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof or, pursuant to Section 6.2 hereof, such Participant has ceased to be an Eligible Employee.

(b) As soon as practicable following each applicable Exercise Date (but in no event more than thirty (30) days thereafter), the number of Shares purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such Shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon.

4.4 Transferability of Rights. An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant. No Option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.

ARTICLE V.

PROVISIONS RELATING TO COMMON STOCK

5.1 Common Stock Reserved. Subject to adjustment as provided in Section 5.2 hereof, the maximum number of Shares that shall be made available for sale under the Plan shall be the sum of (a) 1,356,278 Shares and (b) an annual increase on the first day of each year beginning in 2016 and ending in 2025, equal to the lesser of (i) one percent (1%) of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (ii) such smaller number of Shares as may be determined by the Board; provided, however, that no more than 4,407,905 Shares may be issued under the Plan. Shares made available for sale under the Plan may be authorized but unissued shares or reacquired shares reserved for issuance under the Plan.

5.2 Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares which have been authorized for issuance under the Plan but not yet placed under an Option, as well as the price per share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and such Offering Period shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the next Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Option is not assumed or substituted, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the next Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Periods as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

5.3 Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed the number of Shares remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the Shares available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of Shares shall be paid to such Participant in one (1) lump sum in cash within thirty (30) days after such Exercise Date, without any interest thereon.

5.4 Rights as Stockholders. With respect to Shares subject to an Option, a Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, Shares have been deposited in the designated brokerage account following exercise of his or her Option.

ARTICLE VI.

TERMINATION OF PARTICIPATION

6.1 Cessation of Contributions; Voluntary Withdrawal.

(a) A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written or electronic notice of such election (a “Withdrawal Election”) to the Company in such form as may be established by the Administrator and not later than ten (10) days prior to the final Exercise Date for such Offering Period (or such other period of time as may be established by the Administrator). A Participant electing to withdraw from the Plan may elect to either (i) withdraw all of the funds then credited to the Participant’s Plan Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Plan Account shall be returned to the Participant in one (1) lump-sum payment in cash within thirty (30) days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate; or (ii) subject to Section 6.2 below, exercise the Option for the maximum number of whole Shares on the next Exercise Date to occur during the applicable Offering Period with any remaining Plan Account balance returned to the Participant in one (1) lump-sum payment in cash within thirty (30) days after such Exercise Date, without any interest thereon, and after such exercise cease to participate in the Plan. As soon as practicable following the Company’s receipt of a notice of withdrawal from the Plan, the Participant’s payroll deduction authorization and his or her Option to purchase Shares under the Plan shall terminate.

(b) A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Periods from which the Participant withdraws.

(c) A Participant who ceases contributions to the Plan during any Offering Periods shall not be permitted to resume contributions to the Plan during such Offering Period.

6.2 Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, such Participant’s Option for the applicable Offering Period shall automatically terminate, he or she shall be deemed to have elected to withdraw from the Plan, and such Participant’s Plan Account shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto as set forth in an applicable beneficiary designation form (or, if there is no such applicable form, pursuant to applicable law), within thirty (30) days after such cessation of being an Eligible Employee, without any interest thereon.

ARTICLE VII.

GENERAL PROVISIONS

7.1 Administration.

(a) The Plan shall be administered by the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan), which, unless otherwise determined by the Board, shall consist solely of two or more members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To establish and terminate Offering Periods and Purchase Periods;

(ii) To determine when and how Options shall be granted and the provisions and terms of each Offering Period and Purchase Period (which need not be identical);

(iii) To select those Non-U.S. Subsidiaries that will be Participating Subsidiaries in accordance with Section 7.2 hereof; and

(iv) To construe and interpret the Plan, the terms of any Offering Period or Purchase Period under the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering Period, any Purchase Period or any Option, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(c) The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(d) The Administrator may adopt sub-plans applicable to particular Participating Subsidiaries or locations. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

(e) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

7.2 Designation of Participating Subsidiaries. The Board or Committee shall have the right, without the approval of the stockholders of the Company, to designate the Non-U.S. Subsidiaries that shall constitute Participating Subsidiaries from time to time. In addition, the Board or Committee may, without the approval of the stockholders of the Company, terminate the designation of a Subsidiary as a Participating Subsidiary at any time or from time to time.

7.3 Accounts. Individual accounts shall be maintained for each Participant in the Plan.

7.4 No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

7.5 Amendment, Suspension and Termination of the Plan

(a) The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company’s stockholders given within twelve (12) months before or after action by the Board, the Plan may not be amended to increase the maximum number of Shares subject to the Plan or in any other manner that requires the approval of the Company’s stockholders under applicable law or applicable stock exchange rules or regulations. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. For the avoidance of doubt, without the approval of the Company’s stockholders and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board or the Committee, as applicable, shall be entitled to change the terms of an Offering Period, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee, as applicable, determines in its sole discretion advisable which are consistent with the Plan.

(b) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

(ii) shortening any Offering Period and/or Purchase Period so that the Offering Period and/or Purchase Period ends on a new Exercise Date, including an Offering Period and/or Purchase Period underway at the time of the Administrator action; and

(iii) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

(c) Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

7.6 Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of Shares under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest shall be paid to any Participant or credited under the Plan.

7.7 Term; Approval by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said twelve (12)-month period, all Options previously granted under the Plan shall thereupon terminate and be canceled and become null and void without being exercised. The Plan shall terminate upon the expiration of the Purchase Period during which Expiration Date occurs, unless earlier terminated in accordance with Sections 5.3 or 7.5 hereof or unless the Company’s stockholders do not approve the Plan in accordance with this Section 7.7. For the avoidance of doubt, the Purchase Period during which the Expiration Date occurs shall continue in effect until the expiration of such Purchase Period, but no new Offering Periods or Purchase Periods shall commence on or following the Expiration Date.

7.8 Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Parent or any Subsidiary or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.9 Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.10 Tax Withholding. The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of Shares under the Plan or any sale of such shares.

7.11 Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

7.12 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof (including without limitation the Company’s stock plan administrator).

7.13 Conditions To Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All certificates for Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. The Committee may place legends on any certificate or book entry evidencing Shares to reference restrictions applicable to the Shares.

(c) The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

(d) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Option, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

7.14 REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Option shall be granted or awarded, and with respect to any Option granted under the Plan, such Option shall not be exercised, exercisable or settled:

(a) to the extent that the grant, exercise or settlement of such Option could cause the Participant or any other person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended from time to time) or any other provision of Section 6.2.1 of the Company’s charter; or

(b) if, in the discretion of the Administrator, the grant, exercise or settlement of such Option could impair the Company’s status as a REIT.

7.15 Section 409A. Neither the Plan nor any Option granted hereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance issued after the Effective Date (together, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option may be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

*  *  *  *  *  *

I hereby certify that the foregoing Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan was duly approved by the Board of Directors of Digital Realty Trust, Inc. on                     , 2015.

I hereby certify that the foregoing Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan was duly approved by the stockholders of Digital Realty Trust, Inc. on                     , 2015.

Executed on this     day of                     , 2015.

Name:
Title:

John J. Stewart Four Embarcadero Center Suite 3200 San Francisco, CA 94111

VOTE BY INTERNET - www.proxyvote.com

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions by authorizing a proxy up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1. Election of Directors		For	Against	Abstain
1A Dennis E. Singleton		☐	☐	☐
1B Laurence A. Chapman		☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2., 3. and 4.:		For	Against	Abstain
1C Kathleen Earley		☐	☐	☐	2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐
1D Kevin J. Kennedy		☐	☐	☐
1E William G. LaPerch		☐	☐	☐	3.	To approve the Digital Realty Trust, Inc. 2015 Employee Stock Purchase Plan.	☐	☐	☐
1F A. William Stein		☐	☐	☐
1G Robert H. Zerbst		☐	☐	☐	4.	To adopt a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement.	☐	☐	☐
For address change/comments, mark here.				☐

NOTE: TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

(see reverse for instructions)		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, trustee, guardian, officers of a corporation or other entity or in another representative capacity, please give full title as such under signature. Joint owners should each sign personally. All holders must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

DIGITAL REALTY TRUST, INC. Annual Meeting of Stockholders May 11, 2015 10:30 AM, PDT This proxy is solicited by the Board of Directors

The undersigned, as record holder of the shares of common stock of Digital Realty Trust, Inc., a Maryland corporation, described on the reverse side, hereby appoints A. William Stein and Joshua A. Mills, and each of them, as Proxies of the undersigned with the full power of substitution, to attend the 2015 Annual Meeting of Stockholders to be held on Monday, May 11, 2015, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level, Conference Center (Stanford Room), San Francisco, California 94111, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of 2015 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

  Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side